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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-05769

Invesco High Income Trust II
(Exact name of registrant as specified in charter)

1555 Peachtree Street, N.E., Atlanta, Georgia 30309
(Address of principal executive offices) (Zip code)

Sheri Morris 1555 Peachtree Street, N.E., Atlanta, Georgia 30309
(Name and address of agent for service)

Registrant’s telephone number, including area code:	(404) 439-3217

Date of fiscal year end:	2/28

Date of reporting period:	2/29/16

Item 1. Report to Stockholders.

Annual Report to Shareholders	February 29, 2016

Invesco High Income Trust II
NYSE: VLT

Letters to Shareholders

Philip Taylor	Dear Shareholders:
This annual report includes information about your Trust, including performance data and a complete list of its investments as of the close of the reporting period. Inside is a discussion of how your Trust was managed and the factors that affected its performance during the reporting period.

US economic data were generally positive over the reporting period, with the economy expanding modestly and employment numbers improving steadily. Throughout the reporting period, US consumers benefited from declining energy prices and greater credit availability, but a strengthening dollar crimped the profits of many large multi-national companies doing business overseas. Ending years of uncertainty, the US Federal Reserve in December 2015 finally raised short-term interest rates for the first time since 2006, signaling its confidence that the economy was likely to continue expanding and improving. Overseas, the economic story was less positive. The European Central Bank and central banks in China and Japan – as well as other countries – either instituted or maintained extraordinarily accommodative monetary policies in response to economic weakness. Stocks began 2016 on a weak note due to increased concerns about global economic weakness.

Short-term market volatility can prompt some investors to abandon their investment plans – and can cause others to settle for average results. The investment professionals at Invesco, in contrast, invest with high conviction and a long-term perspective. At Invesco, investing with high conviction means we trust our research-driven insights, have confidence in our investment processes and build portfolios that reflect our beliefs. Our goal is to look past market noise in an effort to find attractive opportunities at attractive prices – consistent with each trust’s investment strategies. Of course, investing with high conviction can’t guarantee a profit or ensure investment success; no investment strategy or risk analysis can. To learn more about how we invest with high conviction, visit invesco.com/HighConviction.

You, too, can invest with high conviction by maintaining a long-term investment perspective and by working with your financial adviser on a regular basis. During periods of short-term market volatility or uncertainty, your financial adviser can keep you focused on your long-term investment goals – a new home, a child’s college education, or a secure retirement. He or she also can share research about the economy, the markets and individual investment options.

Visit our website for more information on your investments

Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about your Trust’s performance and portfolio holdings.

In addition to the resources accessible on our website, you can obtain timely updates to help you stay informed about the markets, the economy and investing by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.

Have questions?

For questions about your account, contact an Invesco client services representative at 800 341 2929. For Invesco-related questions or comments, please email me directly at phil@invesco.com.

All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely,

Philip Taylor
Senior Managing Director, Invesco Ltd.

2	Invesco High Income Trust II

Bruce Crockett	Dear Fellow Shareholders:

Among the many important lessons I’ve learned in more than 40 years in a variety of business endeavors is the value of a trusted advocate.

As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment, including but not limited to:

	■	Monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions.
	■	Assessing each portfolio management team’s investment performance within the context of the fund’s investment strategy.
■	Monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper Inc., an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

I trust the measures outlined above provide assurance that you have a worthy advocate when it comes to choosing the Invesco Funds.

As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett
Independent Chair
Invesco Funds Board of Trustees

3	Invesco High Income Trust II

Management’s Discussion of Trust Performance

Performance summary

For the fiscal year ended February 29, 2016, Invesco High Income Trust II (the Trust), at net asset value (NAV), outperformed the Trust’s benchmark, the Barclays U.S. Corporate High Yield 2% Issuer Cap Index. The Trust’s return can be calculated based on either the market price or the (NAV) of its shares. NAV per share is determined by dividing the value of the Trust’s portfolio securities, cash and other assets, less all liabilities, by the total number of shares outstanding. Market price reflects the supply and demand for Trust shares. As a result, the two can differ, as they did during the reporting period.

target investment vehicles for generating the desired “alpha” versus its benchmark (alpha is a measure of performance on a risk-adjusted basis) as well as the risk parameters appropriate for the current positioning in the credit cycle. Investments are evaluated for liquidity and risk versus relative value. Working closely with other investment specialists and traders, we determine the timing and amount of each alpha decision to use in the portfolio at any time, taking into account security selection skill and market opportunities.

Sell decisions are generally based on:

■ Low equity value to debt, high subordination and negative free cash flow, coupled with negative news, declining expectations or an increasing risk profile.

■ Very low yields.

■ Presentation of a better relative value opportunity.

Market conditions and your Trust

The high yield market produced negative results for the year ended February 29, 2016, as investor concerns over commodities weighed heavily on the market. The US economy continued its modest, but steady, growth during the fiscal year, although the health of individual economic sectors varied dramatically. The headline economic story was a steady decline in already-battered energy markets, as oil prices plummeted when increased supply overwhelmed demand.

As the fiscal year began, the view that the US Federal Reserve (the Fed) would begin raising rates while other central banks were loosening monetary policy led the US dollar to strengthen against many currencies. At the same time, oil prices continued to decline, which hurt commodity- and materials-based economies and companies in related sectors.

Performance Total returns, 2/28/15 to 2/29/16 Trust at NAV			-8.03%

Trust at Market Value			-9.74

Barclays U.S. Corporate High Yield 2% Issuer Cap Index▼			-8.26

Market Price Discount to NAV as of 2/29/16			-12.25

Source(s): ▼FactSet Research Systems Inc.

The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Investment return, NAV and market price will fluctuate so that you may have a gain or loss when you sell shares. Please visit invesco.com/us for the most recent month-end performance. Performance figures reflect Trust expenses, the reinvestment of distributions (if any) and changes in NAV for performance based on NAV and changes in market price for performance based on market price.

Since the Trust is a closed-end management investment company, shares of the Trust may trade at a discount or premium from the NAV. This characteristic is separate and distinct from the risk that NAV could decrease as a result of investment activities and may be a greater risk to investors expecting to sell their shares after a short time. The Trust cannot predict whether shares will trade at, above or below NAV. The Trust should not be viewed as a vehicle for trading purposes. It is designed primarily for risk-tolerant long-term investors.

How we invest

The Trust seeks to provide high current income, while seeking to preserve shareholders’ capital, through investment in a professionally managed diversified portfolio of high-income producing fixed-income securities. We invest primarily in debt securities that are determined to be below investment-grade quality. These bonds, commonly known as “junk bonds,” are typically corporate bonds of US-based companies, many of which are moderately sized firms. We principally invest in junk bonds, although we tend to have a lower weighting in the lowest quality bonds in the asset class. We may invest in convertible bonds, preferred stocks, derivatives and bank loans, but as of the end of the reporting period, we do not expect these instruments to be a substantial part of our portfolio.

The primary driver of our security selection is fundamental, bottom-up credit analysis conducted by a team of analysts who specialize by industry. This approach is augmented by an ongoing review of the relative value of securities and a top-down process that includes sector, economic and quantitative analysis.

Portfolio construction begins with a well-defined portfolio design that emphasizes diversification and establishes the

Portfolio Composition†		Top Five Debt Issuers		Total Net Assets	$116.6 million
By credit quality, based on total investments
BBB	5.8%	1. HCA, Inc.	2.6%	Total Number of Holdings	268

BB	45.9	2. Valeant Pharmaceuticals		The Trust’s holdings are subject to change, and there is no assurance that the Trust will continue to hold any particular security.

B	38.0	International, Inc.	2.5

CCC	7.8	3. T-Mobile USA, Inc.	2.5

CC	0.1	4. Tenet Healthcare Corp.	2.2

Non-Rated	0.6	5. Alphabet Holding Co., Inc.	1.9

Cash	1.8

†	Source: Standard & Poor’s. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice. “Non-Rated” indicates the debtor was not rated, and should not be interpreted as indicating low quality. For more information on Standard and Poor’s rating methodology, please visit standardandpoors.com and select “Understanding Ratings” under Rating Resources on the homepage.

4	Invesco High Income Trust II

Additionally, US-based multinational companies faced foreign exchange headwinds. Low interest rates, the increasing availability of credit and an improving employment picture all contributed to higher consumer confidence and consumer spending.

The high yield market performed well through the first half of 2015. The second half of the fiscal year was a different story, as credit concerns in commodity sectors remained prevalent in the market and spread to other sectors as well. There was also uncertainty regarding the Fed interest rate hike as a significant downturn in China’s financial markets and weak global economic growth led the Fed to delay raising interest rates. This increased investor uncertainty and market volatility. The global economy continued to expand, albeit slowly, during 2015. Central bank policies also began to diverge as the Fed followed through on its commitment to normalize monetary policy by raising interest rates – even as the European Central Bank extended its asset purchase program and Japan introduced additional quantitative easing.

Late in the fourth quarter of 2015, investors became fearful of liquidity in the high yield market after the closure of the distressed Third Avenue Focused Credit Fund. However, these fears were overblown, as the fund was a highly concentrated portfolio that invested in illiquid, distressed names and was not representative of most high yield portfolios. Additionally, the normally strong seasonal performance of the high yield market did not occur as investors were decidedly risk averse. The lowest credit tier of the market underperformed as investors remained risk averse through the end of 2015. The last two weeks of the reporting period featured a rally that brought many buyers into the market as evidenced by cash inflows into the asset class, resulting in a monthly gain in February.

The par-weighted high yield default rate ended the reporting period at 2.38%, with an uptick in defaults during the first two months of 2016.1 At the end of the reporting period, we believed defaults could continue to increase throughout 2016.

The Barclays U.S. Corporate High Yield 2% Issuer Cap Index, which measures the performance of the US high yield bond market, and is the Trust’s benchmark, generated a negative return for the fiscal year ended February 29, 2016. Likewise, the Trust, at NAV, generated a negative return for the fiscal year; however, it outperformed its benchmark.

Overall, the most significant contributor to the Trust’s performance versus its benchmark for the reporting period was underweight exposure to the metals and mining sector, one of the worst-performing sectors in the high yield market. Additionally, strong credit selection in the independent energy sector contributed to relative performance. Our overweight allocation to the building materials sector further aided relative performance.

The leading detractor from Trust performance for the reporting period was credit selection in the home construction, transportation services and environmental sectors. Also, our underweight exposure to the highest-quality component of the high yield market throughout the reporting period hurt our performance versus the Trust’s benchmark, as this segment of the high yield market outperformed the rest of the market.

One important factor affecting the Trust’s performance relative to its benchmark was the Trust’s use of financial leverage through bank borrowings. At the close of the reporting period, leverage accounted for 28% of the Trust’s total assets. The Trust uses leverage because we believe that, over time, leveraging can provide opportunities for additional income and total return for shareholders. However, use of leverage also can expose shareholders to additional volatility. For example, as the prices of securities held by a trust decline, the negative impact of these valuation changes on share NAV and total return is magnified by the use of leverage. Conversely, leverage may enhance returns during periods when the prices of securities held by a trust generally are rising. For more information about the Trust’s use of leverage, see the Notes to Financial Statements later in this report.

We used forward foreign currency contracts during the reporting period for the purpose of hedging currency exposure of non-US dollar-denominated debt. The use of such contracts had a positive impact on the Trust’s performance relative to its benchmark for the reporting period. This was due to the strengthening of the US dollar. Forward foreign currency contracts expose the Trust to counterparty risk and do not always provide the hedging benefits anticipated.

At the close of the reporting period, the Fed worked to calm markets regarding rate hikes in 2016, taking its cue from interest rate markets, which priced in no rate hikes for the rest of 2016. This stabilization has brought back some inflows to the high yield market although the majority of those flows have been exchange-traded funds driven. It is difficult to determine whether the market has bottomed out. Several of the headwinds we were experiencing began to lessen at the end of the reporting period. Near the close of the reporting period, Saudi Arabia and Russia provided some respite to falling oil prices by suggesting willingness to consider freezing their oil output. We believe oil continues to be the biggest driver of spreads in high yield as it had been during the reporting period.

In our opinion, at the end of the reporting period, high yield valuations were indicating that a recession was likely to occur within the course of the year. However, we did not see evidence of this at the close of the fiscal year as US growth remained positive and showed no signs of dipping into negative territory. As of the close of the reporting period, financial conditions tightened as a result and we have gotten more cautious on parts of the high yield market (such as lower-tier CCC-rated issuers†), but not on the high yield asset class as a whole. With this in mind, we think there is value in today’s high yield market, but careful credit and sector selection remains critical to performance.

We wish to remind you that the Trust is subject to interest rate risk, meaning when interest rates rise, the value of fixed income securities tends to fall. This risk may be greater in the current market environment because interest rates are at or near historic lows. The degree to which the value of fixed income securities may decline due to rising interest rates may vary depending on the speed and magnitude of the increase in interest rates, as well as individual security characteristics such as price, maturity, duration and coupon and market forces such as supply and demand for similar securities. We are monitoring interest rates, and the market, economic and geopolitical factors that may impact the direction, speed and magnitude of changes to interest rates across the maturity spectrum, including the potential impact of monetary policy changes by the Fed and certain foreign central banks. If interest rates rise, markets may experience increased volatility, which may affect the value and/ or liquidity of certain of the Trust’s investments or the market price of the Trust’s shares.

Thank you for investing in Invesco High Income Trust II and for sharing our long-term investment horizon.

1	Source: JP Morgan High Yield Market Monitor

5	Invesco High Income Trust II

The views and opinions expressed in management’s discussion of Trust performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Trust. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Trust and, if applicable, index disclosures later in this report.

Darren Hughes
Chartered Financial Analyst, Portfolio Manager, is manager of Invesco High Income
Trust II. He has been associated with Invesco or its investment advisory affiliates in an investment management capacity since 1992 and began managing the Trust in 2010. Mr. Hughes earned a BBA in finance and economics from Baylor University.

Scott Roberts
Chartered Financial Analyst, Portfolio Manager, is manager of Invesco High Income
Trust II. He has been associated with Invesco or its investment advisory affiliates in an investment management capacity since 2000 and began managing the Trust in 2010. Mr. Roberts earned a BBA in finance from the University of Houston.

6	Invesco High Income Trust II

Supplemental Information

Invesco High Income Trust II’s investment objective is to provide to its common shareholders high current income, while seeking to preserve shareholders’ capital, through investment in a professionally managed, diversified portfolio of high-income producing fixed income securities.

■	Unless otherwise stated, information presented in this report is as of February 29, 2016, and is based on total net assets.
■	Unless otherwise noted, all data provided by Invesco.
■	To access your Trust’s reports, visit invesco.com/fundreports.

About indexes used in this report

■	The Barclays U.S. Corporate High Yield 2% Issuer Cap Index is an unmanaged index considered representative of the US high-yield, fixed-rate corporate bond market. Index weights for each issuer are capped at 2%.
■	The Trust is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Trust may deviate significantly from the performance of the index(es).
■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

■	The returns shown in management’s discussion of Trust performance are based on net asset values (NAVs) calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Trust at period end for financial reporting purposes, and as such, the NAVs for shareholder transactions and the returns based on those NAVs may differ from the NAVs and returns reported in the Financial Highlights.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

7	Invesco High Income Trust II

Dividend Reinvestment Plan

The dividend reinvestment plan (the Plan) offers you a prompt and simple way to reinvest your dividends and capital gains distributions (Distributions) into additional shares of your Invesco closed-end Trust (the Trust). Under the Plan, the money you earn from Distributions will be reinvested automatically in more shares of the Trust, allowing you to potentially increase your investment over time. All shareholders in the Trust are automatically enrolled in the Plan when shares are purchased.

Plan benefits

■	Add to your account:

You may increase your shares in your Trust easily and automatically with the Plan.

■	Low transaction costs:

Shareholders who participate in the Plan may be able to buy shares at below-market prices when the Trust is trading at a premium to its net asset value (NAV). In addition, transaction costs are low because when new shares are issued by the Trust, there is no brokerage fee, and when shares are bought in blocks on the open market, the per share fee is shared among all participants.

■	Convenience:

You will receive a detailed account statement from Computershare Trust Company, N.A. (the Agent), which administers the Plan. The statement shows your total Distributions, date of investment, shares acquired, and price per share, as well as the total number of shares in your reinvestment account. You can also access your account at invesco.com/us.

■	Safekeeping:

The Agent will hold the shares it has acquired for you in safekeeping.

Who can participate in the Plan

If you own shares in your own name, your purchase will automatically enroll you in the Plan. If your shares are held in “street name” – in the name of your brokerage firm, bank, or other financial institution – you must instruct that entity to participate on your behalf. If they are unable to participate on your behalf, you may request that they reregister your shares in your own name so that you may enroll in the Plan.

How to enroll

If you haven’t participated in the Plan in the past or chose to opt out, you are still eligible to participate. Enroll by visiting invesco.com/us, by calling toll-free 800 341 2929 or by notifying us in writing at Invesco Closed-End Funds, Computershare Trust Company, N.A., P.O. Box 30170, College Station, TX 77842-3170. If you are writing to us, please include the Trust name and account number and ensure that all shareholders listed on the account sign these written instructions. Your participation in the Plan will begin with the next Distribution payable after the Agent receives your authorization, as long as they receive it before the “record date,” which is generally 10 business days before the Distribution is paid. If your authorization arrives after such record date, your participation in the Plan will begin with the following Distribution.

How the Plan works

If you choose to participate in the Plan, your Distributions will be promptly reinvested for you, automatically increasing your shares. If the Trust is trading at a share price that is equal to its NAV, you’ll pay that amount for your reinvested shares. However, if the Trust is trading above or below NAV, the price is determined by one of two ways:

1.	Premium: If the Trust is trading at a premium – a market price that is higher than its NAV – you’ll pay either the NAV or 95 percent of the market price, whichever is greater. When the Trust trades at a premium, you may pay less for your reinvested shares than an investor purchasing shares on the stock exchange. Keep in mind, a portion of your price reduction may be taxable because you are receiving shares at less than market price.
2.	Discount: If the Trust is trading at a discount – a market price that is lower than its NAV – you’ll pay the market price for your reinvested shares.

Costs of the Plan

There is no direct charge to you for reinvesting Distributions because the Plan’s fees are paid by the Trust. If the Trust is trading at or above its NAV, your new shares are issued directly by the Trust and there are no brokerage charges or fees. However, if the Trust is trading at a discount, the shares are purchased on the open market, and you will pay your portion of any per share fees. These per share fees are typically less than the standard brokerage charges for individual transactions because shares are purchased for all participants in blocks, resulting in lower fees for each individual participant. Any service or per share fees are added to the purchase price. Per share fees include any applicable brokerage commissions the Agent is required to pay.

Tax implications

The automatic reinvestment of Distributions does not relieve you of any income tax that may be due on Distributions. You will receive tax information annually to help you prepare your federal income tax return.

Invesco does not offer tax advice. The tax information contained herein is general and is not exhaustive by nature. It was not intended or written to be used, and it cannot be used, by any taxpayer for avoiding penalties that may be imposed on the taxpayer under US federal tax laws. Federal and state tax laws are complex and constantly changing. Shareholders should always consult a legal or tax adviser for information concerning their individual situation.

How to withdraw from the Plan

You may withdraw from the Plan at any time by calling 800 341 2929, by visiting invesco.com/us or by writing to Invesco Closed-End Funds, Computershare Trust Company, N.A., P.O. Box 30170, College Station, TX 77842-3170. Simply indicate that you would like to withdraw from the Plan, and be sure to include your Trust name and account number. Also, ensure that all shareholders listed on the account sign these written instructions. If you withdraw, you have three options with regard to the shares held in the Plan:

1.	If you opt to continue to hold your non-certificated whole shares (Investment Plan Book Shares), they will be held by the Agent electronically as Direct Registration Book-Shares (Book-Entry Shares) and fractional shares will be sold at the then-current market price. Proceeds will be sent via check to your address of record after deducting applicable fees, including per share fees such as any applicable brokerage commissions the Agent is required to pay.
2.	If you opt to sell your shares through the Agent, we will sell all full and fractional shares and send the proceeds via check to your address of record after deducting a $2.50 service fee and per share fees. Per share fees include any applicable brokerage commissions the Agent is required to pay.
3.	You may sell your shares through your financial adviser through the Direct Registration System (DRS). DRS is a service within the securities industry that allows Trust shares to be held in your name in electronic format. You retain full ownership of your shares, without having to hold a share certificate. You should contact your financial adviser to learn more about any restrictions or fees that may apply.

The Trust and Computershare Trust Company, N.A. may amend or terminate the Plan at any time. Participants will receive at least 30 days written notice before the effective date of any amendment. In the case of termination, Participants will receive at least 30 days written notice before the record date for the payment of any such Distributions by the Trust. In the case of amendment or termination necessary or appropriate to comply with applicable law or the rules and policies of the Securities and Exchange Commission or any other regulatory authority, such written notice will not be required.

To obtain a complete copy of the current Dividend Reinvestment Plan, please call our Client Services department at 800 341 2929 or visit invesco.com/us.

8	Invesco High Income Trust II

Schedule of Investments(a)

February 29, 2016

	Principal Amount	Value
U.S. Dollar Denominated Bonds and Notes–129.73%(b)
Advertising–0.58%
Lamar Media Corp., Sr. Unsec. Gtd. Notes, 5.75%, 02/01/2026(c)	$494,000	$514,995
Sr. Unsec. Gtd. Sub. Global Notes, 5.00%, 05/01/2023	164,000	166,870
		681,865

Aerospace & Defense–4.59%
Bombardier Inc. (Canada), Sr. Unsec. Notes, 7.50%, 03/15/2018(c)	365,000	351,313
7.50%, 03/15/2025(c)	675,000	479,250
7.75%, 03/15/2020(c)	682,000	549,010
KLX Inc., Sr. Unsec. Gtd. Notes, 5.88%, 12/01/2022(c)	853,000	818,880
Moog Inc., Sr. Unsec. Gtd. Notes, 5.25%, 12/01/2022(c)	825,000	814,687
Orbital ATK Inc., Sr. Unsec. Gtd. Notes, 5.50%, 10/01/2023(c)	457,000	471,853
TransDigm Inc., Sr. Unsec. Gtd. Sub. Global Notes, 5.50%, 10/15/2020	590,000	581,150
Sr. Unsec. Gtd. Sub. Notes, 6.50%, 05/15/2025(c)	1,335,000	1,291,612
		5,357,755

Agricultural & Farm Machinery–0.51%
Titan International Inc., Sr. Sec. Gtd. First Lien Global Notes, 6.88%, 10/01/2020	818,000	597,140

Agricultural Products–0.58%
US Foods, Inc., Sr. Unsec. Gtd. Global Notes, 8.50%, 06/30/2019	661,000	676,699

Airlines–0.70%
Air Canada (Canada), Sr. Unsec. Gtd. Notes, 7.75%, 04/15/2021(c)	840,000	814,800

Alternative Carriers–2.55%
EarthLink Holdings Corp., Sr. Sec. Gtd. First Lien Global Notes, 7.38%, 06/01/2020	633,000	644,077
Level 3 Communications, Inc., Sr. Unsec. Global Notes, 5.75%, 12/01/2022	1,282,000	1,326,870
Level 3 Financing, Inc., Sr. Unsec. Gtd. Global Notes, 5.38%, 05/01/2025	495,000	509,850
Sr. Unsec. Gtd. Notes, 5.38%, 01/15/2024(c)	488,000	500,200
		2,980,997

Apparel Retail–1.24%
Hot Topic, Inc., Sr. Sec. Gtd. First Lien Notes, 9.25%, 06/15/2021(c)	1,189,000	1,099,825

	Principal Amount	Value
Apparel Retail–(continued)
Men’s Wearhouse, Inc. (The), Sr. Unsec. Gtd. Global Notes, 7.00%, 07/01/2022	$458,000	$342,927
		1,442,752

Apparel, Accessories & Luxury Goods–0.26%
William Carter Co. (The), Sr. Unsec. Gtd. Global Notes, 5.25%, 08/15/2021	301,000	309,278

Auto Parts & Equipment–1.45%
CTP Transportation Products LLC/CTP Finance Inc., Sr. Sec. Notes, 8.25%, 12/15/2019(c)	884,000	897,260
Dana Holding Corp., Sr. Unsec. Notes, 5.38%, 09/15/2021	279,000	272,025
5.50%, 12/15/2024	229,000	214,115
Gestamp Funding Luxembourg S.A. (Spain), Sr. Sec. Gtd. First Lien Notes, 5.63%, 05/31/2020(c)	310,000	309,256
		1,692,656

Broadcasting–2.52%
iHeartCommunications, Inc., Series B, Sr. Unsec. Gtd. Global Notes, 6.50%, 11/15/2022	520,000	505,700
Netflix, Inc., Sr. Unsec. Global Notes, 5.75%, 03/01/2024	639,000	673,346
Sinclair Television Group Inc., Sr. Unsec. Gtd. Notes, 5.63%, 08/01/2024(c)	615,000	611,925
TEGNA, Inc., Sr. Unsec. Gtd. Global Notes, 6.38%, 10/15/2023	442,000	477,360
Tribune Media Co., Sr. Unsec. Gtd. Notes, 5.88%, 07/15/2022(c)	665,000	668,325
		2,936,656

Building Products–6.34%
Allegion PLC, Sr. Unsec. Gtd. Notes, 5.88%, 09/15/2023	496,000	524,520
BMC Stock Holdings, Inc., Sr. Sec. First Lien Notes, 9.00%, 09/15/2018(c)	891,000	899,910
Builders FirstSource, Inc., Sr. Sec. First Lien Notes, 7.63%, 06/01/2021(c)	1,438,000	1,466,760
Sr. Unsec. Gtd. Notes, 10.75%, 08/15/2023(c)	507,000	473,411
Gibraltar Industries Inc., Sr. Unsec. Gtd. Sub. Global Notes, 6.25%, 02/01/2021	1,137,000	1,151,212
Hardwoods Acquisition, Inc., Sr. Sec. Gtd. First Lien Notes, 7.50%, 08/01/2021 (Acquired 03/02/2015; Cost $196,800)(c)	205,000	98,656
NCI Building Systems, Inc., Sr. Unsec. Gtd. Notes, 8.25%, 01/15/2023(c)	180,000	186,300

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9                         Invesco High Income Trust II

	Principal Amount	Value
Building Products–(continued)
Norbord Inc. (Canada), Sr. Sec. First Lien Notes, 5.38%, 12/01/2020(c)	$537,000	$534,315
Sr. Sec. Gtd. First Lien Notes, 6.25%, 04/15/2023(c)	503,000	481,623
Standard Industries Inc., Sr. Unsec. Notes, 5.38%, 11/15/2024(c)	1,080,000	1,104,300
6.00%, 10/15/2025(c)	464,000	476,180
		7,397,187

Cable & Satellite–11.14%
CCO Holdings LLC/CCO Holdings Capital Corp., Sr. Unsec. Gtd. Global Notes, 5.25%, 09/30/2022	360,000	364,500
Sr. Unsec. Gtd. Notes, 5.13%, 05/01/2023(c)	1,330,000	1,330,000
5.38%, 05/01/2025(c)	295,000	292,788
CCOH Safari LLC, Sr. Unsec. Gtd. Notes, 5.75%, 02/15/2026(c)	1,637,000	1,651,324
CSC Holdings LLC, Sr. Unsec. Global Notes, 6.75%, 11/15/2021	540,000	550,800
DISH DBS Corp., Sr. Unsec. Gtd. Global Notes, 5.13%, 05/01/2020	400,000	397,000
5.88%, 11/15/2024	1,950,000	1,759,875
Hughes Satellite Systems Corp., Sr. Unsec. Gtd. Global Notes, 7.63%, 06/15/2021	619,000	671,615
Intelsat Jackson Holdings S.A. (Luxembourg), Sr. Unsec. Gtd. Global Bonds, 5.50%, 08/01/2023	957,000	638,797
Mediacom Broadband LLC/Corp., Sr. Unsec. Gtd. Global Notes, 5.50%, 04/15/2021	725,000	705,062
Neptune Finco Corp., Sr. Sec. First Lien Notes, 6.63%, 10/15/2025(c)	215,000	228,438
Numericable-SFR SA (France), Sr. Sec. Gtd. First Lien Bonds, 6.00%, 05/15/2022(c)	1,530,000	1,522,350
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH (Germany), Sr. Sec. Gtd. First Lien Bonds, 5.00%, 01/15/2025(c)	1,015,000	1,012,564
Virgin Media Secured Finance PLC (United Kingdom), REGS, Sr. Sec. Gtd. First Lien Euro Bonds, 5.50%, 01/15/2025(c)	830,000	838,300
VTR Finance B.V. (Chile), Sr. Sec. First Lien Notes, 6.88%, 01/15/2024(c)	620,000	584,350
Ziggo Bond Finance B.V. (Netherlands), REGS, Sr. Unsec. Euro Notes, 5.88%, 01/15/2025(c)	450,000	442,125
		12,989,888

Casinos & Gaming–2.14%
Boyd Gaming Corp., Sr. Unsec. Gtd. Global Notes, 6.88%, 05/15/2023	1,217,000	1,256,552

	Principal Amount	Value
Casinos & Gaming–(continued)
MGM Resorts International, Sr. Unsec. Gtd. Global Notes, 6.63%, 12/15/2021	$525,000	$557,812
Sr. Unsec. Gtd. Notes, 6.00%, 03/15/2023	165,000	169,538
7.75%, 03/15/2022	327,000	355,613
Mohegan Tribal Gaming Authority, Sr. Unsec. Gtd. Notes, 9.75%, 09/01/2021(c)	154,000	154,000
		2,493,515

Commercial Printing–0.95%
Multi-Color Corp., Sr. Unsec. Gtd. Notes, 6.13%, 12/01/2022(c)	1,094,000	1,104,940

Computer & Electronics Retail–0.33%
Rent-A-Center, Inc., Sr. Unsec. Gtd. Global Notes, 4.75%, 05/01/2021	579,000	387,930

Construction & Engineering–1.13%
AECOM, Sr. Unsec. Gtd. Global Notes, 5.75%, 10/15/2022	1,302,000	1,320,811

Construction Machinery & Heavy Trucks–4.98%
Allied Specialty Vehicles, Inc., Sr. Sec. Notes, 8.50%, 11/01/2019(c)	1,427,000	1,451,972
Commercial Vehicle Group Inc., Sec. Gtd. Second Lien Global Notes, 7.88%, 04/15/2019	1,457,000	1,231,165
Meritor Inc., Sr. Unsec. Gtd. Notes, 6.25%, 02/15/2024	305,000	251,625
6.75%, 06/15/2021	528,000	480,480
Navistar International Corp., Sr. Unsec. Gtd. Notes, 8.25%, 11/01/2021	1,390,000	851,375
Oshkosh Corp., Sr. Unsec. Gtd. Global Notes, 5.38%, 03/01/2022	1,175,000	1,189,688
5.38%, 03/01/2025	354,000	352,230
		5,808,535

Construction Materials–0.56%
Cemex S.A.B. de C.V. (Mexico), Sr. Sec. Gtd. First Lien Notes, 5.88%, 03/25/2019(c)	500,000	488,125
CPG Merger Sub LLC, Sr. Unsec. Gtd. Notes, 8.00%, 10/01/2021(c)	175,000	161,875
		650,000

Consumer Finance–2.13%
Ally Financial Inc., Sr. Unsec. Global Notes, 4.63%, 03/30/2025	1,204,000	1,173,900
5.13%, 09/30/2024	900,000	905,625
Credit Acceptance Corp., Sr. Unsec. Gtd. Notes, 7.38%, 03/15/2023(c)	423,000	405,022
		2,484,547

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                         Invesco High Income Trust II

	Principal Amount	Value
Data Processing & Outsourced Services–1.29%
First Data Corp., Sr. Sec. Gtd. First Lien Notes, 5.00%, 01/15/2024(c)	$400,000	$408,000
Sr. Unsec. Gtd. Notes, 7.00%, 12/01/2023(c)	1,092,000	1,093,365
		1,501,365

Diversified Banks–0.56%
Royal Bank of Scotland Group PLC (The) (United Kingdom), Unsec. Sub. Global Notes, 6.13%, 12/15/2022	625,000	657,072

Diversified Chemicals–0.79%
Chemours Co. (The), Sr. Unsec. Notes, 6.63%, 05/15/2023(c)	758,000	555,235
Compass Minerals International, Inc., Sr. Unsec. Gtd. Notes, 4.88%, 07/15/2024(c)	401,000	368,920
		924,155

Diversified Metals & Mining–1.13%
FMG Resources (August 2006) Pty. Ltd. (Australia), Sr. Sec. Gtd. Notes, 9.75%, 03/01/2022(c)	181,000	171,497
Sr. Unsec. Gtd. Notes, 6.88%, 04/01/2022(c)	190,000	137,750
8.25%, 11/01/2019(c)	816,000	738,480
HudBay Minerals, Inc. (Canada), Sr. Unsec. Gtd. Global Notes, 9.50%, 10/01/2020	127,000	73,343
Lundin Mining Corp. (Canada), Sr. Sec. Gtd. First Lien Notes, 7.88%, 11/01/2022(c)	231,000	192,885
		1,313,955

Electrical Components & Equipment–1.52%
EnerSys, Sr. Unsec. Gtd. Notes, 5.00%, 04/30/2023(c)	1,087,000	1,042,161
Sensata Technologies B.V., Sr. Unsec. Gtd. Notes, 4.88%, 10/15/2023(c)	320,000	317,600
5.00%, 10/01/2025(c)	415,000	410,072
		1,769,833

Environmental & Facilities Services–1.25%
Advanced Disposal Services, Inc., Sr. Unsec. Gtd. Global Notes, 8.25%, 10/01/2020	1,225,000	1,212,750
GFL Environmental Inc. (Canada), Sr. Unsec. Notes, 9.88%, 02/01/2021(c)	239,000	243,182
		1,455,932

Food Retail–1.46%
1011778 BC ULC/ New Red Finance, Inc. (Canada), Sec. Gtd. Second Lien Notes, 6.00%, 04/01/2022(c)	1,623,000	1,698,064

	Principal Amount	Value
Forest Products–0.00%
Sino-Forest Corp. (Hong Kong), Sr. Unsec. Gtd. Notes, 6.25%, 10/21/2017(c)(d)(e)	$60,000	$300

Gas Utilities–1.07%
Ferrellgas L.P./Ferrellgas Finance Corp., Sr. Unsec. Global Notes, 6.50%, 05/01/2021	731,000	557,387
Sr. Unsec. Gtd. Notes, 6.75%, 06/15/2023(c)	342,000	254,790
Suburban Propane Partners, L.P./Suburban Energy Finance Corp., Sr. Unsec. Global Notes, 5.50%, 06/01/2024	513,000	438,615
		1,250,792

General Merchandise Stores–0.51%
Dollar Tree, Inc., Sr. Unsec. Gtd. Notes, 5.75%, 03/01/2023(c)	552,000	590,640

Health Care Equipment–0.46%
DJO Finco Inc./DJO Finance LLC/DJO Finance Corp., Sec. Second Lien Notes, 8.13%, 06/15/2021(c)	643,000	538,513

Health Care Facilities–7.78%
Acadia Healthcare Co., Inc., Sr. Unsec. Gtd. Global Notes, 5.63%, 02/15/2023	970,000	984,550
Sr. Unsec. Gtd. Notes, 6.50%, 03/01/2024(c)	265,000	274,275
Community Health Systems, Inc., Sr. Unsec. Gtd. Global Notes, 6.88%, 02/01/2022	698,260	605,741
HCA Holdings, Inc., Sr. Unsec. Notes, 6.25%, 02/15/2021	610,000	652,700
HCA, Inc., Sr. Sec. Gtd. First Lien Global Notes, 5.88%, 03/15/2022	742,000	797,418
Sr. Sec. Gtd. First Lien Notes, 5.25%, 04/15/2025	913,000	943,814
Sr. Unsec. Gtd. Global Notes, 7.50%, 02/15/2022	283,000	320,497
Sr. Unsec. Gtd. Notes, 5.38%, 02/01/2025	540,000	553,500
5.88%, 02/15/2026	360,000	372,600
Surgical Care Affiliates, Inc., Sr. Unsec. Gtd. Notes, 6.00%, 04/01/2023(c)	1,060,000	1,033,500
Tenet Healthcare Corp., Sr. Unsec. Global Notes, 6.75%, 02/01/2020	785,000	741,825
6.75%, 06/15/2023	352,000	322,080
8.00%, 08/01/2020	382,000	388,685
8.13%, 04/01/2022	1,101,000	1,084,485
		9,075,670

Health Care Services–1.51%
MEDNAX, Inc., Sr. Unsec. Gtd. Notes, 5.25%, 12/01/2023(c)	848,000	878,740
MPH Acquisition Holdings LLC, Sr. Unsec. Gtd. Notes, 6.63%, 04/01/2022(c)	873,000	883,912
		1,762,652

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                         Invesco High Income Trust II

	Principal Amount	Value
Home Improvement Retail–1.13%
Hillman Group Inc. (The), Sr. Unsec. Notes, 6.38%, 07/15/2022(c)	$1,698,000	$1,315,950

Homebuilding–4.75%
Ashton Woods USA LLC/Ashton Woods Finance Co., Sr. Unsec. Notes, 6.88%, 02/15/2021(c)	1,732,000	1,411,580
AV Homes, Inc., Sr. Unsec. Gtd. Global Notes, 8.50%, 07/01/2019	240,000	237,000
Beazer Homes USA Inc., Sr. Unsec. Gtd. Global Notes, 7.50%, 09/15/2021	1,188,000	886,545
CalAtlantic Group Inc., Sr. Unsec. Gtd. Notes, 5.38%, 10/01/2022	640,000	648,000
K. Hovnanian Enterprises Inc., Sr. Sec. Gtd. First Lien Notes, 7.25%, 10/15/2020(c)	281,000	217,775
Sr. Unsec. Gtd. Notes, 7.00%, 01/15/2019(c)	720,000	363,600
8.00%, 11/01/2019(c)	1,260,000	642,600
Meritage Homes Corp., Sr. Unsec. Gtd. Global Notes, 6.00%, 06/01/2025	433,000	426,505
7.15%, 04/15/2020	300,000	312,000
Taylor Morrison Communities Inc./ Monarch Communities Inc., Sr. Unsec. Gtd. Notes, 5.88%, 04/15/2023(c)	434,000	398,195
		5,543,800

Household Products–2.49%
Reynolds Group Issuer Inc./LLC (New Zealand), Sr. Sec. Gtd. First Lien Global Notes, 5.75%, 10/15/2020	537,000	554,453
Sr. Unsec. Gtd. Global Notes, 8.25%, 02/15/2021	1,086,000	1,076,497
9.88%, 08/15/2019	500,000	516,875
Springs Industries, Inc., Sr. Sec. Global Notes, 6.25%, 06/01/2021	764,000	757,315
		2,905,140

Independent Power Producers & Energy Traders–1.50%
AES Corp., Sr. Unsec. Global Notes, 7.38%, 07/01/2021	594,000	619,245
Calpine Corp., Sr. Sec. Gtd. First Lien Notes, 5.88%, 01/15/2024(c)	88,000	90,200
Sr. Unsec. Global Notes, 5.38%, 01/15/2023	582,000	547,080
5.50%, 02/01/2024	432,000	390,960
Red Oak Power LLC, Series A, Sr. Sec. First Lien Bonds, 8.54%, 11/30/2019	106,194	106,194
		1,753,679

Industrial Conglomerates–0.59%
Unifrax I LLC/Unifrax Holding Co., Sr. Unsec. Gtd. Notes, 7.50%, 02/15/2019 (Acquired 02/01/2013-07/28/2014; Cost $903,538)(c)	885,000	686,981

	Principal Amount	Value
Industrial Machinery–1.16%
Optimas OE Solutions Holding, LLC/Optimas OE Solutions, Inc., Sr. Sec. Notes, 8.63%, 06/01/2021(c)	$642,000	$503,970
Waterjet Holdings, Inc., Sr. Sec. Gtd. Notes, 7.63%, 02/01/2020(c)	868,000	853,895
		1,357,865

Integrated Telecommunication Services–2.59%
Frontier Communications Corp., Sr. Unsec. Notes, 8.88%, 09/15/2020(c)	300,000	312,000
11.00%, 09/15/2025(c)	989,000	998,890
GCI, Inc., Sr. Unsec. Global Notes, 6.88%, 04/15/2025	355,000	347,900
Telecom Italia S.p.A. (Italy), Sr. Unsec. Notes, 5.30%, 05/30/2024(c)	1,409,000	1,366,730
		3,025,520

Internet Software & Services–2.41%
CyrusOne L.P./CyrusOne Finance Corp., Sr. Unsec. Gtd. Global Notes, 6.38%, 11/15/2022	1,049,000	1,069,980
Equinix Inc., Sr. Unsec. Notes, 5.38%, 01/01/2022	642,000	670,890
5.38%, 04/01/2023	240,000	252,000
5.75%, 01/01/2025	250,000	260,000
5.88%, 01/15/2026	536,000	562,800
		2,815,670

Leisure Facilities–0.25%
Cedar Fair L.P./Canada’s Wonderland Co./Magnum Management Corp., Sr. Unsec. Gtd. Global Notes, 5.38%, 06/01/2024	285,000	296,400

Leisure Products–0.78%
Vista Outdoor Inc., Sr. Unsec. Gtd. Notes, 5.88%, 10/01/2023(c)	881,000	914,038

Marine–1.02%
Navios Maritime Acquisition Corp./Navios Acquisition Finance U.S. Inc., Sr. Sec. Gtd. First Lien Mortgage Notes, 8.13%, 11/15/2021 (Acquired 10/29/2013-07/16/2015; Cost $1,654,258)(c)	1,649,000	1,187,280

Metal & Glass Containers–2.18%
Ball Corp., Sr. Unsec. Gtd. Global Notes, 5.00%, 03/15/2022	540,000	563,625
Berry Plastics Corp., Sec. Gtd. Second Lien Notes, 5.50%, 05/15/2022	765,000	797,512
6.00%, 10/15/2022(c)	634,000	661,737
Coveris Holdings Corp., Sr. Unsec. Gtd. Notes, 10.00%, 06/01/2018(c)	321,000	275,258
Coveris Holdings S.A. (Luxembourg), Sr. Unsec. Gtd. Notes, 7.88%, 11/01/2019(c)	303,000	243,158
		2,541,290

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                         Invesco High Income Trust II

	Principal Amount	Value
Movies & Entertainment–0.37%
AMC Entertainment Inc., Sr. Unsec. Gtd. Sub. Global Notes, 5.75%, 06/15/2025	$171,000	$178,054
5.88%, 02/15/2022	239,000	249,456
		427,510

Oil & Gas Equipment & Services–0.02%
Bristow Group, Inc., Sr. Unsec. Gtd. Notes, 6.25%, 10/15/2022	35,000	19,950

Oil & Gas Exploration & Production–7.67%
Anadarko Petroleum Corp., Sr. Unsec. Notes, 6.38%, 09/15/2017	415,000	420,475
Antero Resources Corp., Sr. Unsec. Gtd. Global Notes, 5.38%, 11/01/2021	233,000	201,545
6.00%, 12/01/2020	1,353,000	1,214,317
Chaparral Energy, Inc., Sr. Unsec. Gtd. Global Notes, 9.88%, 10/01/2020	866,000	95,260
Cimarex Energy Co., Sr. Unsec. Gtd. Notes, 4.38%, 06/01/2024	526,000	489,509
Concho Resources Inc., Sr. Unsec. Gtd. Global Notes, 5.50%, 10/01/2022	368,000	345,000
5.50%, 04/01/2023	1,114,000	1,038,805
Continental Resources Inc., Sr. Unsec. Gtd. Global Notes, 7.13%, 04/01/2021	360,000	293,400
Denbury Resources Inc., Sr. Unsec. Gtd. Sub. Notes, 5.50%, 05/01/2022	476,000	149,940
Diamondback Energy, Inc., Sr. Unsec. Gtd. Global Notes, 7.63%, 10/01/2021	1,079,000	1,084,395
Newfield Exploration Co., Sr. Unsec. Global Notes, 5.63%, 07/01/2024	675,000	614,250
Oasis Petroleum Inc., Sr. Unsec. Gtd. Global Notes, 6.88%, 01/15/2023	407,000	242,165
Parsley Energy LLC/Parsley Finance Corp., Sr. Unsec. Notes, 7.50%, 02/15/2022(c)	604,000	596,450
Range Resources Corp., Sr. Unsec. Gtd. Sub. Global Notes, 5.00%, 03/15/2023	886,000	750,885
Sr. Unsec. Gtd. Sub. Notes, 5.00%, 08/15/2022	225,000	187,875
RSP Permian, Inc., Sr. Unsec. Gtd. Global Notes, 6.63%, 10/01/2022	420,000	374,850
Sr. Unsec. Gtd. Notes, 6.63%, 10/01/2022(c)	717,000	639,923
WPX Energy Inc., Sr. Unsec. Global Notes, 6.00%, 01/15/2022	370,000	212,750
		8,951,794

Oil & Gas Refining & Marketing–0.84%
MPLX LP, Sr. Unsec. Gtd. Notes, 4.88%, 06/01/2025(c)	665,000	549,456
5.50%, 02/15/2023(c)	487,000	430,843
		980,299

	Principal Amount	Value
Oil & Gas Storage & Transportation–2.73%
Energy Transfer Partners, L.P., Sr. Sec. First Lien Notes, 5.88%, 01/15/2024	$509,000	$419,925
Sabine Pass Liquefaction LLC, Sr. Sec. First Lien Global Notes, 5.63%, 04/15/2023	250,000	232,500
5.63%, 03/01/2025	736,000	671,600
Targa Resources Partners L.P./Targa Resources Partners Finance Corp., Sr. Unsec. Gtd. Global Notes, 6.88%, 02/01/2021	486,000	427,680
Teekay Corp. (Bermuda), Sr. Unsec. Global Notes, 8.50%, 01/15/2020	370,000	234,950
Teekay Offshore Partners L.P./Teekay Offshore Finance Corp. (Bermuda), Sr. Unsec. Global Notes, 6.00%, 07/30/2019	505,000	280,275
Tesoro Logistics L.P./Tesoro Logistics Finance Corp., Sr. Unsec. Gtd. Global Notes, 5.88%, 10/01/2020	971,000	917,595
		3,184,525

Packaged Foods & Meats–3.62%
FAGE Dairy Industry S.A./FAGE USA Dairy Industry, Inc. (Greece), Sr. Unsec. Gtd. Notes, 9.88%, 02/01/2020(c)	1,161,000	1,195,830
JBS Investments GmbH (Brazil), Sr. Unsec. Gtd. Notes, 7.25%, 04/03/2024(c)	355,000	315,063
REGS, Sr. Unsec. Gtd. Euro Notes, 7.25%, 04/03/2024(c)	205,000	180,400
JBS USA LLC/JBS USA Finance Inc. (Brazil), Sr. Unsec. Gtd. Notes, 8.25%, 02/01/2020(c)	449,000	451,806
Pinnacle Foods Finance LLC/Pinnacle Foods Finance Corp., Sr. Unsec. Gtd. Notes, 5.88%, 01/15/2024(c)	254,000	268,923
Smithfield Foods Inc., Sr. Unsec. Notes, 6.63%, 08/15/2022	667,000	705,352
TreeHouse Foods, Inc., Sr. Unsec. Gtd. Notes, 6.00%, 02/15/2024(c)	1,040,000	1,105,000
		4,222,374

Paper Packaging–0.45%
Graphic Packaging International Inc., Sr. Unsec. Gtd. Notes, 4.75%, 04/15/2021	35,000	35,788
4.88%, 11/15/2022	477,000	484,155
		519,943

Paper Products–0.93%
Clearwater Paper Corp., Sr. Unsec. Gtd. Global Notes, 4.50%, 02/01/2023	479,000	456,248
PH Glatfelter Co., Sr. Unsec. Gtd. Global Notes, 5.38%, 10/15/2020	631,000	624,690
		1,080,938

Personal Products–1.87%
Alphabet Holding Co., Inc., Sr. Unsec. Global PIK Notes, 8.50%, 11/01/2017(f)	2,171,000	2,181,855

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13                         Invesco High Income Trust II

	Principal Amount	Value
Pharmaceuticals–3.60%
Concordia Healthcare Corp. (Canada), Sr. Unsec. Gtd. Notes, 7.00%, 04/15/2023(c)	$946,000	$827,750
9.50%, 10/21/2022(c)	240,000	234,600
Quintiles Transnational Corp., Sr. Unsec. Gtd. Notes, 4.88%, 05/15/2023(c)	153,000	157,590
Valeant Pharmaceuticals International, Inc., Sr. Unsec. Gtd. Notes, 5.50%, 03/01/2023(c)	469,000	372,855
5.63%, 12/01/2021(c)	1,136,000	978,380
5.88%, 05/15/2023(c)	227,000	186,140
6.13%, 04/15/2025(c)	1,463,000	1,177,715
6.75%, 08/15/2018(c)	230,000	217,925
REGS, Sr. Unsec. Gtd. Euro Notes, 6.13%, 04/15/2025(c)	50,000	42,094
		4,195,049

Restaurants–0.75%
Carrols Restaurant Group, Inc., Sec. Gtd. Second Lien Global Notes, 8.00%, 05/01/2022	825,000	876,563

Semiconductor Equipment–0.27%
Amkor Technology Inc., Sr. Unsec. Global Notes, 6.38%, 10/01/2022	350,000	317,625

Semiconductors–0.80%
NXP B.V./NXP Funding LLC (Netherlands), Sr. Unsec. Gtd. Notes, 5.75%, 03/15/2023(c)	420,000	435,750
Freescale Semiconductor Inc., Sr. Sec. Gtd. First Lien Notes, 6.00%, 01/15/2022(c)	465,000	494,353
		930,103

Specialized Consumer Services–0.83%
ServiceMaster Co., LLC (The), Sr. Unsec. Notes, 7.45%, 08/15/2027	992,000	967,200

Specialized Finance–6.35%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust (Netherlands), Sr. Unsec. Gtd. Global Notes, 4.63%, 10/30/2020	506,000	516,753
Aircastle Ltd., Sr. Unsec. Notes, 5.13%, 03/15/2021	470,000	475,875
5.50%, 02/15/2022	1,093,000	1,098,465
CIT Group Inc., Sr. Unsec. Global Notes, 5.00%, 08/15/2022	1,500,000	1,503,750
5.00%, 08/01/2023	415,000	412,925
Fly Leasing Ltd. (Ireland), Sr. Unsec. Global Notes, 6.75%, 12/15/2020	1,022,000	986,230
International Lease Finance Corp., Sr. Unsec. Global Notes, 5.88%, 08/15/2022	205,000	219,350
Sr. Unsec. Notes, 8.25%, 12/15/2020	1,127,000	1,307,320
MSCI Inc., Sr. Unsec. Gtd. Notes., 5.25%, 11/15/2024(c)	830,000	882,912
		7,403,580

	Principal Amount	Value
Specialty Chemicals–1.26%
GCP Applied Technologies Inc., Sr. Unsec. Gtd. Notes, 9.50%, 02/01/2023(c)	$265,000	$284,875
PolyOne Corp., Sr. Unsec. Global Notes, 5.25%, 03/15/2023	1,190,000	1,190,000
		1,474,875

Steel–1.71%
ArcelorMittal (Luxembourg), Sr. Unsec. Global Bonds, 10.85%, 06/01/2019	188,000	198,340
Sr. Unsec. Global Notes, 6.25%, 08/05/2020	572,000	516,230
Steel Dynamics, Inc., Sr. Unsec. Gtd. Global Notes, 5.13%, 10/01/2021	595,000	581,612
5.50%, 10/01/2024	731,000	694,450
		1,990,632

Trading Companies & Distributors–0.90%
United Rentals North America Inc., Sr. Unsec. Gtd. Global Notes, 5.50%, 07/15/2025	469,000	449,068
Sr. Unsec. Gtd. Notes, 6.13%, 06/15/2023	581,000	598,430
		1,047,498

Trucking–1.74%
Avis Budget Car Rental LLC/Avis Budget Finance Inc., Sr. Unsec. Gtd. Notes, 5.13%, 06/01/2022(c)	448,000	420,000
Hertz Corp. (The), Sr. Unsec. Gtd. Global Notes, 6.75%, 04/15/2019	770,000	770,962
OPE KAG Finance Sub Inc., Sr. Unsec. Notes, 7.88%, 07/31/2023(c)	857,000	835,575
		2,026,537

Wireless Telecommunication Services–8.16%
Altice Luxembourg S.A. (Luxembourg), Sr. Unsec. Gtd. Notes, 7.75%, 05/15/2022(c)	1,476,000	1,429,875
REGS, Sr. Unsec. Gtd. Euro Notes, 7.75%, 05/15/2022(c)	430,000	418,175
Digicel Group Ltd. (Jamaica), Sr. Unsec. Notes, 8.25%, 09/30/2020(c)	225,000	174,375
Digicel Ltd. (Jamaica), Sr. Unsec. Gtd. Notes, 6.75%, 03/01/2023(c)	800,000	684,000
Sr. Unsec. Notes, 6.00%, 04/15/2021(c)	855,000	739,575
SBA Communications Corp., Sr. Unsec. Global Notes, 4.88%, 07/15/2022	693,000	710,325
Sprint Communications Inc., Sr. Unsec. Gtd. Notes, 9.00%, 11/15/2018(c)	660,000	688,050
T-Mobile USA, Inc., Sr. Unsec. Gtd. Global Bonds, 6.50%, 01/15/2026	351,000	356,265
6.84%, 04/28/2023	443,000	461,827
Sr. Unsec. Gtd. Global Notes, 6.38%, 03/01/2025	1,660,000	1,693,200
6.63%, 04/01/2023	405,000	427,275

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14                         Invesco High Income Trust II

	Principal Amount		Value
Wireless Telecommunication Services–(continued)
Wind Acquisition Finance S.A. (Italy), Sec. Gtd. Second Lien Notes, 7.38%, 04/23/2021(c)		$1,200,000	$1,104,000
Sr. Sec. Gtd. First Lien Notes, 4.75%, 07/15/2020(c)		435,000	424,147
REGS, Sr. Sec. Gtd. First Lien Euro Notes, 6.50%, 04/30/2020(c)		200,000	203,500
			9,514,589
Total U.S. Dollar Denominated Bonds and Notes (Cost $160,988,780)			151,323,946

Non-U.S. Dollar Denominated Bonds & Notes–5.16%(g)
Auto Parts & Equipment–0.14%
Alliance Automotive Finance PLC (United Kingdom), Sr. Sec. Gtd. First Lien Notes, 6.25%, 12/01/2021(c)	EUR	150,000	168,416

Cable & Satellite–0.16%
Virgin Media Secured Finance PLC (United Kingdom), Sr. Sec. Gtd. First Lien Notes, 4.88%, 01/15/2027(c)	GBP	150,000	187,639

Casinos & Gaming–0.32%
Gala Electric Casinos PLC (United Kingdom), REGS, Sec. Gtd. Second Lien Euro Notes, 11.50%, 06/01/2019(c)	GBP	159,091	231,951
Gala Group Finance PLC (United Kingdom), REGS, Sr. Sec. Gtd. First Lien Euro Notes, 8.88%, 09/01/2018(c)	GBP	94,286	135,699
			367,650

Diversified Support Services–0.56%
AA Bond Co. Ltd. (United Kingdom), Sec. Second Lien Notes, 5.50%, 07/31/2022(c)	GBP	200,000	256,718
La Financière Atalian S.A. (France), Sr. Unsec. Gtd. Bonds, 7.25%, 01/15/2020(c)	EUR	345,000	397,040
			653,758

Food Retail–0.19%
Labeyrie Fine Foods S.A.S. (France), Sr. Sec. Gtd. First Lien Notes, 5.63%, 03/15/2021(c)	EUR	200,000	224,795

Health Care Services–0.29%
Synlab Bondco PLC (United Kingdom), REGS, Sr. Sec. Gtd. First Lien Euro Notes, 6.25%, 07/01/2022(c)	EUR	195,000	216,884
Synlab Unsecured Bondco PLC (United Kingdom), REGS, Sr. Unsec. Euro Bonds, 8.25%, 07/01/2023(c)	EUR	115,000	120,400
			337,284

Hotels, Resorts & Cruise Lines–0.57%
Thomas Cook Finance PLC (United Kingdom), Sr. Unsec. Gtd. Bonds, 6.75%, 06/15/2021(c)	EUR	278,000	300,126

	Principal Amount		Value
Hotels, Resorts & Cruise Lines–(continued)
Thomas Cook Group PLC (United Kingdom), Sr. Unsec. Gtd. Medium-Term Euro Notes, 7.75%, 06/22/2017	GBP	255,000	$364,771
			664,897

Industrial Machinery–0.29%
SIG Combibloc Holdings S.C.A. (Luxembourg), Sr. Unsec. Bonds, 7.75%, 02/15/2023(c)	EUR	100,000	112,469
REGS, Sr. Unsec. Euro Bonds, 7.75%, 02/15/2023(c)	EUR	200,000	224,938
			337,407

Internet Software & Services–0.35%
United Group B.V. (Serbia), REGS, Sr. Sec. Gtd. Euro Notes, 7.88%, 11/15/2020(c)	EUR	360,000	411,925

Movies & Entertainment–1.19%
Entertainment One Ltd. (Canada), Sr. Sec. Gtd. Bonds, 6.88%, 12/15/2022(c)	GBP	420,000	564,117
Odeon & UCI Finco PLC (United Kingdom), Sr. Sec. Gtd. First Lien Notes, 9.00%, 08/01/2018(c)	GBP	100,000	143,502
REGS, Sr. Sec. Gtd. First Lien Medium-Term Euro Notes, 9.00%, 08/01/2018(c)	GBP	471,000	675,897
			1,383,516

Other Diversified Financial Services–0.50%
Cabot Financial Luxembourg S.A. (United Kingdom), REGS, Sr. Sec. Gtd. First Lien Euro Notes, 10.38%, 10/01/2019(c)	GBP	400,000	583,185

Packaged Foods & Meats–0.60%
Hydra Dutch Holdings 2 B.V. (Netherlands), Sr. Sec. Gtd. First Lien Notes, 8.00%, 04/15/2019(c)	EUR	273,656	296,925
Moy Park (Bondco) PLC (United Kingdom), Sr. Unsec. Gtd. Notes, 6.25%, 05/29/2021(c)	GBP	300,000	405,342
			702,267
Total Non-U.S. Dollar Denominated Bonds & Notes (Cost $6,668,876)			6,022,739

	Shares
Common Stocks & Other Equity Interests–0.60%
Automobile Manufacturers–0.60%
General Motors Co.(h)		15,905	468,243
General Motors Co.–Wts. expiring 07/10/16(h)(i)		6,555	128,872
General Motors Co.–Wts. expiring 07/10/19(h)(i)		6,555	76,759
Motors Liquidation Co. GUC Trust		1,673	20,996
Total Common Stocks & Other Equity Interests (Cost $861,045)			694,870

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15                         Invesco High Income Trust II

	Shares	Value
Money Market Funds–4.12%
Liquid Assets Portfolio–Institutional Class, 0.42%(j)	2,401,037	$2,401,037
Premier Portfolio–Institutional Class, 0.38%(j)	2,401,036	2,401,036
Total Money Market Funds (Cost $4,802,073)		4,802,073
TOTAL INVESTMENTS–139.61% (Cost $173,320,774)		162,843,628
BORROWINGS (40.77)%		(47,550,000)
OTHER ASSETS LESS LIABILITIES–1.16%		1,349,553
NET ASSETS–100.00%		$116,643,181

Investment Abbreviations:

EUR	– Euro
GBP	– British Pound
Gtd.	– Guaranteed
PIK	– Payment in Kind
REGS	– Regulation S
Sec.	– Secured
Sr.	– Senior
Sub.	– Subordinated
Unsec.	– Unsecured
Wts.	– Warrants

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Calculated as a percentage of net assets. Amounts in excess of 100% are due to the Trust’s use of leverage.
(c)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at February 29, 2016 was $76,664,410, which represented 65.73% of the Trust’s Net Assets.
(d)	Acquired as part of the Sino-Forest Corp. reorganization.
(e)	Defaulted security. Currently, the issuer is partially or fully in default with respect to interest payments. The value of this security at February 29, 2016 represented less than 1% of the Trust’s Net Assets.
(f)	All or a portion of this security is Payment-in-Kind.

Issuer	Cash Rate	PIK Rate
Alphabet Holding Co., Inc., Sr. Unsec. Global PIK Notes	—%	8.50%

(g)	Foreign denominated security. Principal amount is denominated in the currency indicated.
(h)	Acquired as part of the General Motors reorganization.
(i)	Non-income producing security.
(j)	The money market fund and the Trust are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of February 29, 2016.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16                         Invesco High Income Trust II

Statement of Assets and Liabilities

February 29, 2016

Assets:
Investments, at value (Cost $168,518,701)	$158,041,555
Investments in affiliated money market funds, at value and cost	4,802,073
Total investments, at value (Cost $173,320,774)	162,843,628
Cash	296,816
Foreign currencies, at value (Cost $2,969)	2,903
Receivable for:
Investments sold	1,215,969
Dividends and interest	3,031,743
Investment for trustee deferred compensation and retirement plans	10,498
Unrealized appreciation on forward foreign currency contracts outstanding	343,836
Other assets	19,989
Total assets	167,765,382

Liabilities:
Payable for:
Investments purchased	3,312,217
Dividends	23,298
Borrowings	47,550,000
Accrued fees to affiliates	110
Accrued interest expense and line of credit fees	53,268
Accrued trustees’ and officers’ fees and benefits	2,601
Accrued other operating expenses	56,133
Trustee deferred compensation and retirement plans	11,601
Unrealized depreciation on forward foreign currency contracts outstanding	112,973
Total liabilities	51,122,201
Net assets applicable to shares outstanding	$116,643,181

Net assets consist of:
Shares of beneficial interest	$147,826,149
Undistributed net investment income	(782,473)
Undistributed net realized gain (loss)	(20,148,640)
Net unrealized appreciation (depreciation)	(10,251,855)
$116,643,181

Common shares outstanding, no par value, with an unlimited number of shares authorized:
Outstanding	8,118,429
Net asset value per share	$14.37
Market value per share	$12.61

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17                         Invesco High Income Trust II

Statement of Operations

For the year ended February 29, 2016

Investment income:
Interest (net of foreign withholding taxes of $291)	$11,335,690
Dividends	50,969
Dividends from affiliated money market funds	6,503
Total investment income	11,393,162

Expenses:
Advisory fees	1,259,651
Administrative services fees	50,000
Custodian fees	18,186
Interest, facilities and maintenance fees	591,467
Transfer agent fees	30,100
Trustees’ and officers’ fees and benefits	19,984
Professional services fees	123,146
Other	76,033
Total expenses	2,168,567
Less: Fees waived	(4,781)
Net expenses	2,163,786
Net investment income	9,229,376

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities (includes net gains from securities sold to affiliates of $15,603)	(10,452,096)
Foreign currencies	(67,603)
Forward foreign currency contracts	644,366
(9,875,333)
Change in net unrealized appreciation (depreciation) of:
Investment securities	(11,352,829)
Foreign currencies	2,906
Forward foreign currency contracts	(234,157)
(11,584,080)
Net realized and unrealized gain (loss)	(21,459,413)
Net increase (decrease) in net assets resulting from operations	$(12,230,037)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18                         Invesco High Income Trust II

Statement of Changes in Net Assets

For the years ended February 29, 2016 and February 28, 2015

	2016	2015
Operations:
Net investment income	$9,229,376	$9,622,037
Net realized gain (loss)	(9,875,333)	2,412,190
Change in net unrealized appreciation (depreciation)	(11,584,080)	(7,798,291)
Net increase (decrease) in net assets resulting from operations	(12,230,037)	4,235,936
Distributions to shareholders from net investment income	(9,332,544)	(10,493,042)
Return of Capital	(734,308)	—
Net increase in net assets	(22,296,889)	(6,257,106)

Net assets:
Beginning of year	138,940,070	145,197,176
End of year (includes undistributed net investment income of $(782,473) and $(662,208), respectively)	$116,643,181	$138,940,070

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19                         Invesco High Income Trust II

Statement of Cash Flows

For the year ended February 29, 2016

Cash provided by (used in) operating activities:
Net decrease in net assets resulting from operations	$(12,230,037)

Adjustments to reconcile the change in net assets applicable from operations to net cash provided by operating activities
Purchases of investments	(153,115,117)
Proceeds from sales of investments	160,721,142
Amortization of premium	571,904
Accretion of discount	(201,910)
Decrease in interest receivables and other assets	422,172
Increase in accrued expenses and other payables	58,905
Net realized loss from investment securities	10,452,096
Net change in unrealized depreciation on investment securities	11,352,829
Net cash provided by (used in) operating activities	18,031,984

Cash provided by (used in) financing activities:
Dividends paid to shareholders from net investment income	(9,336,140)
Return of capital	(734,308)
Repayment of borrowings	(3,000,000)
Net cash provided by (used in) financing activities	(13,070,448)
Net increase in cash and cash equivalents	4,961,536
Cash at beginning of period	140,256
Cash at end of period	$5,101,792

Supplemental disclosure of cash flow information:
Cash paid during the period for interest, facilities and maintenance fees	$620,096

Notes to Financial Statements

February 29, 2016

NOTE 1—Significant Accounting Policies

Invesco High Income Trust II (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, closed-end management investment company.

The Trust’s investment objective is to provide to its common shareholders high current income, while seeking to preserve shareholders’ capital, through investment in a professionally managed, diversified portfolio of high-income producing fixed-income securities.

The following is a summary of the significant accounting policies followed by the Trust in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Senior secured floating rate loans and senior secured floating rate debt securities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, spread, individual trading characteristics, institution-size trading in similar groups of securities and other market data.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

20                         Invesco High Income Trust II

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Fund’s officers following procedures approved by the Board of Directors. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Trust may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Trust investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

The Trust may periodically participate in litigation related to Trust investments. As such, the Trust may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Trust’s net asset value and, accordingly, they reduce the Trust’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Trust and the investment adviser.

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from net investment income are declared and paid monthly. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date.
E.	Federal Income Taxes — The Trust intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”) necessary to qualify as a regulated investment company and to distribute substantially all of the Trust’s taxable earnings to shareholders. As such, the Trust will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Trust recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Trust’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Trust files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Trust is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and

21                         Invesco High Income Trust II

liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Trust monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
G.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts, including the Trust’s servicing agreements, that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
H.	Cash and Cash Equivalents — For the purposes of the Statement of Cash Flows, the Trust defines Cash and Cash Equivalents as cash (including foreign currency), money market funds and other investments held in lieu of cash and excludes investments made with cash collateral received.
I.	Interest, Facilities and Maintenance Fees — Interest, Facilities and Maintenance Fees include interest and related borrowing costs such as commitment fees and other expenses associated with lines of credit and interest and administrative expenses related to establishing and maintaining the credit agreement.
J.	Securities Purchased on a When-Issued and Delayed Delivery Basis — The Trust may purchase and sell interests in corporate loans and corporate debt securities and other portfolio securities on a when-issued and delayed delivery basis, with payment and delivery scheduled for a future date. No income accrues to the Trust on such interests or securities in connection with such transactions prior to the date the Trust actually takes delivery of such interests or securities. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Trust will generally purchase these securities with the intention of acquiring such securities, they may sell such securities prior to the settlement date.
K.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Trust does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Trust’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Trust may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Trust invests and are shown in the Statement of Operations.

L.	Forward Foreign Currency Contracts — The Trust may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Trust may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Trust may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Trust will set aside liquid assets in an amount equal to daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Trust owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

M.	Leverage Risk — The Trust may utilize leverage to seek to enhance the yield of the Trust by borrowing. There are risks associated with borrowing in an effort to increase the yield and distributions on the shares, including that the costs of the financial leverage may exceed the income from investments made with such leverage, the higher volatility of the net asset value of the shares, and that fluctuations in the interest rates on the borrowing may affect the yield and distributions to the shareholders. There can be no assurance that the Trust’s leverage strategy will be successful.
N.	Bank Loan Risk — Although the resale, or secondary market for floating rate loans has grown substantially over the past decade, both in overall size and number of market participants, there is no organized exchange or board of trade on which floating rate loans are traded. Instead, the secondary market for floating rate loans is a private, unregulated interdealer or interbank resale market. Such a market may therefore be subject to irregular trading activity, wide bid/ask spreads, and extended trade settlement periods. Similar to other asset classes, bank loan funds may be exposed to counterparty credit risk, or the risk than an entity with which the Trust has unsettled or open transactions may fail to or be unable to perform on its commitments. The Trust manages counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
0.	Other Risks — The Fund may invest in lower-quality debt securities, i.e., “junk bonds”. Investments in lowerrated securities or unrated securities of comparable quality tend to be more sensitive to economic conditions than higher rated securities. Junk bonds involve a greater risk of default by the issuer because such securities are generally unsecured and are often subordinated to other creditors’ claim.

22                         Invesco High Income Trust II

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Trust pays an advisory fee to the Adviser based on the annual rate of 0.70% of the Trust’s average daily managed assets. Managed assets for this purpose means the Trust’s net assets, plus assets attributable to outstanding preferred shares and the amount of any borrowings incurred for the purpose of leverage (whether or not such borrowed amounts are reflected in the Trust’s financial statements for purposes of GAAP).

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Trust, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Trust based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

Further, the Adviser has contractually agreed, through at least June 30, 2017, to waive the advisory fee payable by the Trust in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Trust of uninvested cash in such affiliated money market funds.

For the year ended February 29, 2016, the Adviser waived advisory fees of $4,781.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Trust has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Trust. For the year ended February 29, 2016, expenses incurred under this agreement are shown in the Statement of Operations as Administrative services fees.

Certain officers and trustees of the Trust are officers and directors of Invesco.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Trust’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of February 29, 2016. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Equity Securities	$5,496,943	$—	$—	$5,496,943
Corporate Debt Securities	—	151,323,946	0	151,323,946
Foreign Debt Securities	—	6,022,739	—	6,022,739
	5,496,943	157,346,685	0	162,843,628
Forward Foreign Currency Contracts*	—	230,863	—	230,863
Total Investments	$5,496,943	$157,577,548	$0	$163,074,491

*	Unrealized appreciation.

NOTE 4—Derivative Investments

Value of Derivative Investments at Period-End

The table below summarizes the value of the Trust’s derivative investments, detailed by primary risk exposure, held as of February 29, 2016:

	Value
Risk Exposure/ Derivative Type	Assets	Liabilities
Currency risk:
Forward foreign currency contracts	$343,836	$(112,973)

23                         Invesco High Income Trust II

Effect of Derivative Investments for the year ended February 29, 2016

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain (Loss) on Statement of Operations
Forward Foreign Currency Contracts
Realized Gain:
Currency risk	$644,366
Change in Net Unrealized Appreciation (Depreciation):
Currency risk	(234,157)
Total	$410,209

The table below summarizes the average notional value of forward foreign currency contracts outstanding during the period.

Forward Foreign Currency Contracts
Average notional value	$9,912,234

Open Forward Foreign Currency Contracts
Settlement Date	Counterparty	Contract to				Notional Value	Unrealized Appreciation (Depreciation)
		Deliver		Receive
03/11/16	Citigroup Global Markets Inc.	EUR	674,700	USD	749,178	$734,165	$15,013
03/11/16	Deutsche Bank Securities Inc.	GBP	2,484,564	USD	3,741,977	3,458,300	283,677
03/11/16	Goldman Sachs & Co.	EUR	2,393,182	USD	2,557,735	2,604,107	(46,372)
03/11/16	Goldman Sachs & Co.	GBP	420,000	USD	629,750	584,604	45,146
03/11/16	Goldman Sachs & Co.	USD	884,473	EUR	801,156	871,767	(12,706)
03/11/16	Goldman Sachs & Co.	USD	896,178	GBP	605,125	842,283	(53,895)
Total Open Forward Foreign Currency Contracts — Currency Risk							$230,863

Currency Abbreviations:

EUR	– Euro
GBP	– British Pound Sterling
USD	– U.S. Dollar

Offsetting Assets and Liabilities

Accounting Standards Update (“ASU”) No. 2011-11, Disclosures about Offsetting Assets and Liabilities, which was subsequently clarified in Financial Accounting Standards Board ASU 2013-01 “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities” is intended to enhance disclosures about financial instruments and derivative instruments that are subject to offsetting arrangements on the Statement of Assets and Liabilities and to enable investors to better understand the effect of those arrangements on the Fund’s financial position. In order for an arrangement to be eligible for netting, the Fund must have a basis to conclude that such netting arrangements are legally enforceable. The Fund enters into netting agreements and collateral agreements in an attempt to reduce the Fund’s Counterparty credit risk by providing for a single net settlement with a Counterparty of all financial transactions covered by the agreement in an event of default as defined under such agreement.

The following tables present derivative instruments that are either subject to an enforceable netting agreement or offset by collateral arrangements as of February 29, 2016.

Counterparty	Gross amounts of Recognized Assets	Gross Amounts Not Offset in the Statement of Assets and Liabilities
		Financial Instruments	Collateral Received		Net Amount
			Non-Cash	Cash
Citigroup Global Markets Inc.	$15,013	$—	$—	$—	$15,013
Deutsche Bank Securities Inc.	283,677	—	—	—	283,677
Goldman Sachs & Co.	45,146	(45,146)	—	—	—
Total	$343,836	$(45,146)	$—	$—	$298,690

Counterparty	Gross amounts of Recognized Liabilities	Gross Amounts Not Offset in the Statement of Assets and Liabilities
		Financial Instruments	Collateral Pledged		Net Amount
			Non-Cash	Cash
Goldman Sachs & Co.	$112,973	$(45,146)	$—	$—	$67,827

24                         Invesco High Income Trust II

NOTE 5—Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other Invesco Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended February 29, 2016, the Fund engaged in securities sales of $1,796,168, which resulted in net realized gains of $15,603.

NOTE 6—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Trust to pay remuneration to certain Trustees and Officers of the Trust. Trustees have the option to defer compensation payable by the Trust, and “Trustees’ and Officers’ Fees and Benefits” includes amounts accrued by the Trust to fund such deferred compensation amounts.

NOTE 7—Cash Balances and Borrowings

Effective November 20, 2015, the Trust entered into a $60 million Credit Agreement which will expire on November 18, 2016. Prior to November 20, 2015, the aggregate commitment amount was $65 million. This Credit Agreement is secured by the assets of the Trust.

During the year ended February 29, 2016, the average daily balance of borrowing under the Credit Agreement was $50,443,443 with a weighted interest rate of 1.05%. Expenses under the Credit Agreement are shown in the Statement of Operations as Interest, facilities and maintenance fees.

Additionally, the Trust is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company (“SSB”), the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Trust may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 8—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended February 29, 2016 and February 28, 2015:

	2016	2015
Ordinary income	$9,332,544	$10,493,042
Return of capital	734,308	—
Total distributions	10,066,852	10,493,042

Tax Components of Net Assets at Period-End:

2016
Net unrealized appreciation (depreciation) — investments	$(11,129,506)
Net unrealized appreciation (depreciation) — other investments	(5,572)
Temporary book/tax differences	(12,591)
Post — October deferrals	(6,363,732)
Late-Year ordinary loss deferrals	(158,501)
Capital loss carryforward	(13,513,066)
Shares of beneficial interest	147,826,149
Total net assets	$116,643,181

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Trust’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales and amortization of bond premium.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Trust’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Trust to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

25                         Invesco High Income Trust II

The Trust has a capital loss carryforward as of February 29, 2016, which expires as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
February 28, 2017	$7,729,955	$—	$7,729,955
Not subject to expiration	4,115,964	1,667,147	5,783,111
	$11,845,919	$1,667,147	$13,513,066

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 9—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Trust during the year ended February 29, 2016 was $152,372,420 and $157,888,979, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$1,942,136
Aggregate unrealized (depreciation) of investment securities	(13,071,642)
Net unrealized appreciation (depreciation) of investment securities	$(11,129,506)

Cost of investments for tax purposes is $173,973,134.

NOTE 10—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of expired capital loss carryforward, foreign currency transactions, return of capital distributions and bond premium amortization, on February 29, 2016, undistributed net investment income was increased by $717,211, undistributed net realized gain (loss) was increased by $9,601,535 and shares of beneficial interest was decreased by $10,318,746. This reclassification had no effect on the net assets of the Trust.

NOTE 11—Common Shares of Beneficial Interest

Transactions in common shares of beneficial interest were as follows:

	Year ended February 29, 2016	Year ended February 28, 2015
Beginning shares	8,118,429	8,118,429
Shares issued through dividend reinvestment	—	—
Ending shares	8,118,429	8,118,429

The Trust may, when appropriate, purchase shares in the open market or in privately negotiated transactions at a price not above market value or net asset value, whichever is lower at the time of purchase.

NOTE 12—Dividends

The Trust declared the following dividends to common shareholders from net investment income subsequent to February 29, 2016:

Declaration Date	Amount per Share	Record Date	Payable Date
March 1, 2016	$0.10	March 14, 2016	March 31, 2016
April 1, 2016	$0.10	April 13, 2016	April 29, 2016

26                         Invesco High Income Trust II

NOTE 13—Financial Highlights

The following schedule presents financial highlights for a share of the Trust outstanding throughout the periods indicated.

	Year ended February 29, 2016		Years ended February 28,			Year ended February 29, 2012
			2015	2014	2013
Net asset value per common share, beginning of period	$17.11		$17.88	$17.51	$16.38	$16.63
Net investment income(a)	1.14		1.18	1.28	1.35	1.37
Net gains (losses) on securities (both realized and unrealized)	(2.64)		(0.66)	0.46	1.17	(0.23)
Total from investment operations	(1.50)		0.52	1.74	2.52	1.14
Less: Dividends paid to common shareholders from net investment income	(1.15)		(1.29)	(1.37)	(1.39)	(1.39)
Less: Return of capital	(0.09)		—	—	—	—
Net asset value per common share, end of period	$14.37		$17.11	$17.88	$17.51	$16.38
Market value per common share, end of period	$12.61		$15.29	$16.65	$18.03	$16.89
Total return at net asset value(b)	(8.09)%		3.73%	10.95%	15.74%	7.26%
Total return at market value(c)	(9.74)%		(0.46)%	0.34%	15.57%	11.33%
Net assets applicable to common shares, end of period (000’s omitted)	$116,643		$138,940	$145,197	$142,161	$61,755
Portfolio turnover rate(d)	87%		99%	74%	58%	60%

Ratios/supplemental data based on average net assets applicable to common shares:
Ratio of expenses:
With fee waivers and/or expense reimbursements	1.67	%(e)	1.49%	1.54%	1.67%	2.38%
With fee waivers and/or expense reimbursements excluding interest, facilities and maintenance fees	1.21	%(e)	1.11%	1.13%	1.20%	1.95%
Without fee waivers and/or expense reimbursements	1.67	%(e)	1.53%	1.63%	1.83%	2.38%
Ratio of net investment income	7.13	%(e)	6.81%	7.36%	7.96%	8.69%

Senior securities:
Asset coverage per $1,000 unit of senior indebtedness(f)	$3,453		$3,749	$3,872	$3,812	$3,628
Total borrowings (000’s omitted)	$47,550		$50,550	$50,550	$50,550	$23,500

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year, if applicable.
(c)	Total return assumes an investment at the common share market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust’s dividend reinvestment plan, and sale of all shares at the closing common share market price at the end of the period indicated. Not annualized for periods less than one year, if applicable.
(d)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable. For the year ending February 28, 2013, the portfolio turnover calculation excludes the value of securities purchases of $94,353,288 and sold of $25,036,644 in the effort to realign the Trust’s portfolio holdings after the reorganization of Invesco High Yield Investments Fund, Inc. into the Trust.
(e)	Ratios are based on average daily net assets applicable to common shares (000’s omitted) of $129,487.
(f)	Calculated by subtracting the Trust’s total liabilities (not including the preferred shares and the borrowings) from the Trust’s total assets and dividing this by the total number of senior indebtedness units, where one unit equals $1,000 of senior indebtedness.

NOTE 14—Subsequent Event

On March 9, 2016, the Trust received $244,600, which represents $0.03 per share, in insurance settlement proceeds related to Auction Rate Preferred Shares previously issued by the Trust.

27                         Invesco High Income Trust II

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Invesco High Income Trust II:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, of changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of Invesco High Income Trust II (hereafter referred to as the “Trust”) at February 29, 2016, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 29, 2016 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where confirmations of security purchases have not been received, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

Houston, Texas

April 29, 2016

28                         Invesco High Income Trust II

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Trust designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended February 29, 2016:

Federal and State Income Tax
Qualified Dividend Income*	0.55%
Corporate Dividends Received Deduction*	0.55%
U.S. Treasury Obligations*	0%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Trust’s fiscal year.

29                         Invesco High Income Trust II

Trustees and Officers

The address of each trustee and officer is 1555 Peachtree Street, N.E., Atlanta, Georgia 30309. Generally, each trustee serves for a three year term or until his or her successor has been duly elected and qualified, and each officer serves for a one year term or until his or her successor has been duly elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2014

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			146	None
Philip A. Taylor[2] — 1954 Trustee and Senior Vice President	2014

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.) (financial services holding company); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent) Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee and Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chief Executive Officer and President, Van Kampen Exchange Corp.

Formerly: President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company), Invesco Canada Holdings Inc. (holding company), Trimark Investments Ltd./Placements Trimark Ltèe and Invesco Financial Services Ltd/Services Financiers Invesco Ltèe; Chief Executive Officer, Invesco Canada Fund Inc. (corporate mutual fund company); Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco AIM Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			146	None

[1]	Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

[2]	Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer and a director of the Adviser.

T-1                         Invesco High Income Trust II

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	2014	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute	146	ALPS (Attorneys Liability Protection Society) (insurance company) and Globe Specialty Metals, Inc. (metallurgical company); Member of the Audit Committee, Ferroglobe PLC and Investment Company Institute; Member of the Executive Committee and Chair of the Governance Committee, Independent Directors Council
David C. Arch — 1945 Trustee	2003	Chairman of Blistex Inc., a consumer health care products manufacturer	146	Board member of the Illinois Manufacturers’ Association; Member of the Board of Visitors, Institute for the Humanities, University of Michigan
James T. Bunch — 1942 Trustee	2014	Managing Member, Grumman Hill Group LLC (family office/private equity investments) Formerly: Chairman of the Board, Denver Film Society, Chairman of the Board of Trustees, Evans Scholarship Foundation; Chairman, Board of Governors, Western Golf Association	146	Trustee, Evans Scholarship Foundation
Albert R. Dowden — 1941 Trustee	2014

Director of a number of public and private business corporations, including Nature’s Sunshine Products, Inc.

Formerly: Director, The Boss Group, Ltd. and Reich & Tang Funds (5 portfolios) (registered investment company); Director, Homeowners of America Holding Corporation/Homeowners of America Insurance Company (property casualty company); Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director, Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

			146	Director of Nature’s Sunshine Products, Inc.
Jack M. Fields — 1952 Trustee	2014	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Discovery Learning Alliance (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	146	None
Eli Jones — 1961 Trustee	2016	Professor and Dean, Mays Business School — Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University and Director, Arvest Bank	146	Director of Insperity, Inc. (formerly known as Administaff)
Prema Mathai-Davis — 1950 Trustee	2014	Retired. Formerly: Chief Executive Officer, YWCA of the U.S.A.	146	None
Larry Soll — 1942 Trustee	2014	Retired. Formerly: Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	146	None
Raymond Stickel, Jr. — 1944 Trustee	2014	Retired. Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	146	None
Robert C. Troccoli — 1949 Trustee	2016	Adjunct Professor and Executive-in-Residence, University of Denver — Daniels College of Business Formerly: Senior Partner, KPMG LLP	146	None

T-2                         Invesco High Income Trust II

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees—(continued)
Suzanne H. Woolsey — 1941 Trustee	2003	Chief Executive Officer of Woolsey Partners LLC	146	Director, SunShare LLC; Trustee, Ocean Conservancy; Emeritus Chair of the Board of Trustees of the Institute for Defense Analyses and of Colorado College; Trustee, Chair, Business and Finance Committee of California Institute of Technology; Prior to 2014, Director of Fluor Corp.; Prior to 2010, Trustee of the German Marshall Fund of the United States; Prior to 2010, Trustee of the Rocky Mountain Institute
Other Officers
Sheri Morris — 1964 President, Principal Executive Officer and Treasurer	2010

President, Principal Executive Officer and Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Vice President and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2014	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2010

Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Managing Director, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

			N/A	N/A

T-3                         Invesco High Income Trust II

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Karen Dunn Kelley — 1960 Senior Vice President	2010

Senior Managing Director, Investments, Invesco Ltd.; Director, Co-President, Co-Chief Executive Officer, and Co-Chairman, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Chairman and Director, Invesco Senior Secured Management, Inc.; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Invesco Mortgage Capital Inc. and Invesco Management Company Limited; Senior Vice President, The Invesco Funds

Formerly: Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director and President, INVESCO Asset Management (Bermuda) Ltd., Director, INVESCO Global Asset Management Limited and INVESCO Management S.A.; Senior Vice President, Van Kampen Investments Inc. and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco AIM Capital Management, Inc.; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco AIM Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only)

			N/A	N/A
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., Invesco Management Group, Inc., Van Kampen Exchange Corp., The Invesco Funds, and PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.	N/A	N/A
Robert R. Leveille — 1969 Chief Compliance Officer	2016

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds

Formerly: Chief Compliance Officer, Putnam Investments and the Putnam Funds

			N/A	N/A
Kelli Gallegos — 1970 Vice President, Principal Financial Officer and Assistant Treasurer	2008

Vice President, Principal Financial Officer and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco PowerShares Capital Management LLC, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A
Tracy Sullivan — 1962 Vice President, Chief Tax Officer and Assistant Treasurer	2008

Vice President, Chief Tax Officer and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco PowerShares Capital Management LLC, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A

Office of the Fund 1555 Peachtree Street, N.E. Atlanta, GA 30309	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Transfer Agent Computershare Trust Company, N.A. 250 Royall Street Canton, MA 02021

T-4                         Invesco High Income Trust II

Correspondence information

Send general correspondence to Computershare Trust Company, N.A., P.O.Box 30170, College Station, TX 77842-3170.

Trust holdings and proxy voting information

The Trust provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Trust’s semiannual and annual reports to shareholders. For the first and third quarters, the Trust files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/us. Shareholders can also look up the Trust’s Forms N-Q on the SEC website at sec.gov. Copies of the Trust’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file number for the Trust is shown below.

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 341 2929 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Trust voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. In addition, this information is available on the SEC website at sec.gov.

SEC file number: 811-05769                VK-CE-HINC2-AR-1

ITEM 2.	CODE OF ETHICS.

There were no amendments to the Code of Ethics (the “Code”) that applies to the Registrant’s Principal Executive Officer (“PEO”) and Principal Financial Officer (“PFO”) during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the PEO or PFO during the period covered by this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its Audit Committee. The Audit Committee financial experts are David C. Arch, James T. Bunch, Bruce L. Crockett, Larry Soll, Raymond Stickel, Jr., Robert C. Troccoli and Suzanne H. Woolsey. David C. Arch, James T. Bunch, Bruce L. Crockett, Larry Soll, Raymond Stickel, Jr., Robert Troccoli and Suzanne H. Woolsey are “independent” within the meaning of that term as used in Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

PricewaterhouseCoopers LLP (“PwC”), the Independent Accountant to the Registrant (“Fund”), has advised the Audit Committee of the Board of Trustees of the Fund (“Audit Committee”) that, as of the date of the filing of this Annual Report on Form N-CSR, it is in discussions with the Staff of the Securities and Exchange Commission, or the SEC, regarding a difference in the interpretation and application of Rule 2-01(c)(1)(ii)(A) of Regulation S-X, or the Loan Rule.

The Loan Rule prohibits accounting firms, such as PwC, from having certain financial relationships with their audit clients and affiliated entities. Specifically, the Loan Rule provides, in relevant part, that an accounting firm is not independent if it receives a loan from an audit client or it receives a loan from a lender that is a “record or beneficial owner of more than ten percent of the audit client’s equity securities.” Pursuant to the SEC’s interpretation of the Loan Rule, some of PwC’s relationships with lenders who also own shares of one or more funds within the Invesco investment company complex may run afoul of the Loan Rule, calling into question PwC’s independence with respect to the Fund. However, PwC’s interpretation of the Loan Rule, in light of the facts of these lending relationships, leads it to conclude that there is no violation of the Loan Rule.

The Audit Committee has considered the lending relationships described by PwC and has concluded that (1) the lending relationships did not impact PwC’s application of objective judgment with respect to conducting its audits and issuing reports on the Fund’s financial statements; and (2) a reasonable investor with knowledge of all relevant facts and circumstances would reach the same conclusion. In making this determination, the Audit Committee considered, among other things, PwC’s description of the relevant lending relationships, PwC’s interpretation of the Rule 2-01(c)(1)(ii)(A) and PwC’s representation that its independence was not impaired in conducting its audit of the Fund’s financial statements.

PwC advised the Audit Committee that it believes it is independent and it continues to have discussions with the SEC’s Staff to resolve this interpretive matter. PwC further advised the Audit Committee that this matter did not compromise or impair its objectivity in connection with its audits of the Fund’s financial statements These discussions with the Staff remain ongoing and, while PwC represented to the Audit Committee that it feels confident that PwC’s interpretation of the Loan Rule is correct, neither PwC nor the Audit Committee can be certain of the final outcome.

If the SEC were ultimately to determine that PwC was not independent with respect to the Fund for certain periods, the Fund’s filings with the SEC which contain the Fund’s financial statements for such periods would be non-compliant with the applicable securities laws. If the SEC determines that PwC was not independent, among other things, the Fund may be required to have independent audits conducted on the Fund’s previously audited financial statements by another independent registered public accounting firm for the affected periods. The time involved to conduct such independent audits may impair the Fund’s ability to issue shares. Any of the foregoing potentially could have a material adverse effect on the Fund.

(a) to (d)

Fees Billed by Principal Accountant Related to the Registrant

PWC billed the Registrant aggregate fees for services rendered to the Registrant for the last two fiscal years as follows:

	Fees Billed for Services Rendered to the Registrant for fiscal year end 2/29/2016	(e)(2) Percentage of Fees Billed Applicable to Non-Audit Services Provided for fiscal year end 2/29/2016 Pursuant to Waiver of Pre-Approval Requirement(1)	Fees Billed for Services Rendered to the Registrant for fiscal year end 2/28/2015	(e)(2) Percentage of Fees Billed Applicable to Non-Audit Services Provided for fiscal year end 2/28/2015 Pursuant to Waiver of Pre-Approval Requirement(1)

Audit Fees	$35,525	N/A	$34,500	N/A
Audit-Related Fees	$0	0%	$0	0%
Tax Fees(2)	$9,075	0%	$8,125	0%
All Other Fees	$0	0%	$0	0%

Total Fees	$44,600	0%	$42,625	0%

(g) PWC billed the Registrant aggregate non-audit fees of $9,075 for the fiscal year ended 2016, and $8,125 for the fiscal year ended 2015, for non-audit services rendered to the Registrant.

(1)

With respect to the provision of non-audit services, the pre-approval requirement is waived pursuant to a de minimis exception if (i) such services were not recognized as non-audit services by the Registrant at the time of engagement, (ii) the aggregate amount of all such services provided is no more than 5% of the aggregate audit and non-audit fees paid by the Registrant to PWC during a fiscal year; and (iii) such services are promptly brought to the attention of the Registrant’s Audit Committee and approved by the Registrant’s Audit Committee prior to the completion of the audit.

(2)

Tax fees for the fiscal year end February 29, 2016 includes fees billed for reviewing and/or preparing tax compliance services. Tax fees for the fiscal year end February 28, 2015 includes fees billed for reviewing and/or preparing tax compliance services.

Fees Billed by PWC Related to Invesco and Invesco Affiliates

PWC billed Invesco Advisers, Inc. (“Invesco”), the Registrant’s adviser, and any entity controlling, controlled by or under common control with Invesco that provides ongoing services to the Registrant (“Invesco Affiliates”) aggregate fees for pre-approved non-audit services rendered to Invesco and Invesco Affiliates for the last two fiscal years as follows:

	Fees Billed for Non- Audit Services Rendered to Invesco and Invesco Affiliates for fiscal year end 2/29/2016 That Were Required to be Pre-Approved by the Registrant’s Audit Committee	(e)(2) Percentage of Fees Billed Applicable to Non-Audit Services Provided for fiscal year end 2/29/2016 Pursuant to Waiver of Pre-Approval Requirement(1)	Fees Billed for Non- Audit Services Rendered to Invesco and Invesco Affiliates for fiscal year end 2/28/2015 That Were Required to be Pre-Approved by the Registrant’s Audit Committee	(e)(2) Percentage of Fees Billed Applicable to Non-Audit Services Provided for fiscal year end 2/28/2015 Pursuant to Waiver of Pre-Approval Requirement(1)

Audit-Related Fees	$634,963	0%	$574,000	0%
Tax Fees	$0	0%	$0	0%
All Other Fees	$3,750,000	0%	$0	0%

Total Fees(2)	$4,384,963	0%	$574,000	0%

(1)

With respect to the provision of non-audit services, the pre-approval requirement is waived pursuant to a de minimis exception if (i) such services were not recognized as non-audit services by the Registrant at the time of engagement, (ii) the aggregate amount of all such services provided is no more than 5% of the aggregate audit and non-audit fees paid by the Registrant, Invesco and Invesco Affiliates to PWC during a fiscal year; and (iii) such services are promptly brought to the attention of the Registrant’s Audit Committee and approved by the Registrant’s Audit Committee prior to the completion of the audit.

(2)	Audit-Related fees for the year end 2016 include fees billed related to reviewing controls at a service organization. Audit-Related fees for the year end 2015 include fees billed related to reviewing controls at a service organization.

All Other fees for the year end 2016 include fee billed related to reviewing the operating effectiveness of strategic projects.

(g) Including the fees for services not required to be pre-approved by the registrant’s audit committee, PWC billed Invesco and Invesco Affiliates aggregate non-audit fees of $9,159,785 for the fiscal year ended February 29, 2016, and $4,009,694 for the fiscal year ended February 28, 2015, for non-audit services rendered to Invesco and Invesco Affiliates.

PWC provided audit services to the Invesco Company complex of approximately $16 million.

(h) The Audit Committee also has considered whether the provision of non-audit services that were rendered to Invesco and Invesco Affiliates that were not required to be pre-approved pursuant to SEC regulations, if any, is compatible with maintaining PWC’s independence. To the extent that such services were provided, the Audit Committee determined that the provision of such services is compatible with PWC maintaining independence with respect to the Registrant.

(f) Not applicable.

(e)(1)

PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES

POLICIES AND PROCEDURES

As adopted by the Audit Committees of

the Invesco Funds (the “Funds”)

Last Amended May 4, 2010

Statement of Principles

Under the Sarbanes-Oxley Act of 2002 and rules adopted by the Securities and Exchange Commission (“SEC”) (“Rules”), the Audit Committees of the Funds’ (the “Audit Committees”) Board of Trustees (the “Board”) are responsible for the appointment, compensation and oversight of the work of independent accountants (an “Auditor”). As part of this responsibility and to assure that the Auditor’s independence is not impaired, the Audit Committees pre-approve the audit and non-audit services provided to the Funds by each Auditor, as well as all non-audit services provided by the Auditor to the Funds’ investment adviser and to affiliates of the adviser that provide ongoing services to the Funds (“Service Affiliates”) if the services directly impact the Funds’ operations or financial reporting. The SEC Rules also specify the types of services that an Auditor may not provide to its audit client. The following policies and procedures comply with the requirements for pre-approval and provide a mechanism by which management of the Funds may request and secure pre-approval of audit and non-audit services in an orderly manner with minimal disruption to normal business operations.

Proposed services either may be pre-approved without consideration of specific case-by-case services by the Audit Committees (“general pre-approval”) or require the specific pre-approval of the Audit Committees (“specific pre-approval”). As set forth in these policies and procedures, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committees. Additionally, any fees exceeding 110% of estimated pre-approved fee levels provided at the time the service was pre-approved will also require specific approval by the Audit Committees before payment is made. The Audit Committees will also consider the impact of additional fees on the Auditor’s independence when determining whether to approve any additional fees for previously pre-approved services.

The Audit Committees will annually review and generally pre-approve the services that may be provided by each Auditor without obtaining specific pre-approval from the Audit Committee generally on an annual basis. The term of any general pre-approval runs from the date of such pre-approval through September 30th of the following year, unless the Audit Committees consider a different period and state otherwise. The Audit Committees will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

The purpose of these policies and procedures is to set forth the guidelines to assist the Audit Committees in fulfilling their responsibilities.

Delegation

The Audit Committees may from time to time delegate pre-approval authority to one or more of its members who are Independent Trustees. All decisions to pre-approve a service by a delegated member shall be reported to the Audit Committees at the next quarterly meeting.

Audit Services

The annual audit services engagement terms will be subject to specific pre-approval of the Audit Committees. Audit services include the annual financial statement audit and other procedures such as tax provision work that is required to be performed by the independent auditor to be able to form an opinion on the Funds’ financial statements. The Audit Committees will obtain, review and consider sufficient information concerning the proposed Auditor to make a reasonable evaluation of the Auditor’s qualifications and independence.

In addition to the annual Audit services engagement, the Audit Committees may grant either general or specific pre-approval of other audit services, which are those services that only the independent auditor reasonably can provide. Other Audit services may include services such as issuing consents for the inclusion of audited financial statements with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

Non-Audit Services

The Audit Committees may provide either general or specific pre-approval of any non-audit services to the Funds and its Service Affiliates if the Audit Committees believe that the provision of the service will not impair the independence of the Auditor, is consistent with the SEC’s Rules on auditor independence, and otherwise conforms to the Audit Committees’ general principles and policies as set forth herein.

Audit-Related Services

“Audit-related services” are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements or that are traditionally performed by the independent auditor. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; and agreed-upon procedures related to mergers, compliance with ratings agency requirements and interfund lending activities.

Tax Services

“Tax services” include, but are not limited to, the review and signing of the Funds’ federal tax returns, the review of required distributions by the Funds and consultations regarding tax matters such as the tax treatment of new investments or the impact of new regulations. The Audit Committees will scrutinize carefully the retention of the Auditor in connection with a transaction initially recommended by the Auditor, the major business purpose of which may be tax avoidance or the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committees will consult with the Funds’ Treasurer (or his or her designee) and may consult with outside counsel or advisors as necessary to ensure the consistency of Tax services rendered by the Auditor with the foregoing policy.

No Auditor shall represent any Fund or any Service Affiliate before a tax court, district court or federal court of claims.

Under rules adopted by the Public Company Accounting Oversight Board and approved by the SEC, in connection with seeking Audit Committees’ pre-approval of permissible Tax services, the Auditor shall:

1.	Describe in writing to the Audit Committees, which writing may be in the form of the proposed engagement letter:

a.

The scope of the service, the fee structure for the engagement, and any side letter or amendment to the engagement letter, or any other agreement between the Auditor and the Fund, relating to the service; and

b.

Any compensation arrangement or other agreement, such as a referral agreement, a referral fee or fee-sharing arrangement, between the Auditor and any person (other than the Fund) with respect to the promoting, marketing, or recommending of a transaction covered by the service;

2.	Discuss with the Audit Committees the potential effects of the services on the independence of the Auditor; and

3.	Document the substance of its discussion with the Audit Committees.

All Other Auditor Services

The Audit Committees may pre-approve non-audit services classified as “All other services” that are not categorically prohibited by the SEC, as listed in Exhibit 1 to this policy.

Pre-Approval Fee Levels or Established Amounts

Pre-approval of estimated fees or established amounts for services to be provided by the Auditor under general or specific pre-approval policies will be set periodically by the Audit Committees. Any proposed fees exceeding 110% of the maximum estimated pre-approved fees or established amounts for pre-approved audit and non-audit services will be reported to the Audit Committees at the quarterly Audit Committees meeting and will require specific approval by the Audit Committees before payment is made. The Audit Committees will always factor in the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services and in determining whether to approve any additional fees exceeding 110% of the maximum pre-approved fees or established amounts for previously pre-approved services.

Procedures

Generally on an annual basis, Invesco Advisers, Inc. (“Invesco”) will submit to the Audit Committees for general pre-approval, a list of non-audit services that the Funds or Service Affiliates of the Funds may request from the Auditor. The list will describe the non-audit services in reasonable detail and will include an estimated range of fees and such other information as the Audit Committee may request.

Each request for services to be provided by the Auditor under the general pre-approval of the Audit Committees will be submitted to the Funds’ Treasurer (or his or her designee) and must include a detailed description of the services to be rendered. The Treasurer or his or her designee will ensure that such services are included within the list of services that have received the general pre-approval of the Audit Committees. The Audit Committees will be informed at the next quarterly scheduled Audit Committees meeting of any such services for which the Auditor rendered an invoice and whether such services and fees had been pre-approved and if so, by what means.

Each request to provide services that require specific approval by the Audit Committees shall be submitted to the Audit Committees jointly by the Fund’s Treasurer or his or her designee and the Auditor, and must include a joint statement that, in their view, such request is consistent with the policies and procedures and the SEC Rules.

Each request to provide tax services under either the general or specific pre-approval of the Audit Committees will describe in writing: (i) the scope of the service, the fee structure for the engagement, and any side letter or amendment to the engagement letter, or any other agreement between the Auditor and the audit client, relating to the service; and (ii) any compensation arrangement or other agreement between the Auditor and any person (other than the audit client) with respect to the promoting, marketing, or recommending of a transaction covered by the service. The Auditor will discuss with the Audit Committees the potential effects of the services on the Auditor’s independence and will document the substance of the discussion.

Non-audit services pursuant to the de minimis exception provided by the SEC Rules will be promptly brought to the attention of the Audit Committees for approval, including documentation that each of the conditions for this exception, as set forth in the SEC Rules, has been satisfied.

On at least an annual basis, the Auditor will prepare a summary of all the services provided to any entity in the investment company complex as defined in section 2-01(f)(14) of Regulation S-X in sufficient detail as to the nature of the engagement and the fees associated with those services.

The Audit Committees have designated the Funds’ Treasurer to monitor the performance of all services provided by the Auditor and to ensure such services are in compliance with these policies and procedures. The Funds’ Treasurer will report to the Audit Committees on a periodic basis as to the results of such monitoring. Both the Funds’ Treasurer and management of Invesco will immediately report to the chairman of the Audit Committees any breach of these policies and procedures that comes to the attention of the Funds’ Treasurer or senior management of Invesco.

Exhibit 1 to Pre-Approval of Audit and Non-Audit Services Policies and Procedures

Conditionally Prohibited Non-Audit Services (not prohibited if the Fund can reasonably conclude that the results of the service would not be subject to audit procedures in connection with the audit of the Fund’s financial statements)

•	Bookkeeping or other services related to the accounting records or financial statements of the audit client
•	Financial information systems design and implementation
•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports
•	Actuarial services
•	Internal audit outsourcing services

Categorically Prohibited Non-Audit Services

•	Management functions
•	Human resources
•	Broker-dealer, investment adviser, or investment banking services
•	Legal services
•	Expert services unrelated to the audit
•	Any service or product provided for a contingent fee or a commission
•	Services related to marketing, planning, or opining in favor of the tax treatment of confidential transactions or aggressive tax position transactions, a significant purpose of which is tax avoidance
•	Tax services for persons in financial reporting oversight roles at the Fund
•	Any other service that the Public Company Oversight Board determines by regulation is impermissible.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a)	The registrant has a separately-designed standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. Members of the audit committee are: David C. Arch, James T. Bunch, Bruce L. Crockett, Larry Soll, Raymond Stickel, Jr., Robert C. Trocolli and Suzanne H. Woolsey.
(a)	Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Investments in securities of unaffiliated issuers is included as part of the reports to stockholders filed under Item 1 of this Form.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Proxy Policies and Procedures

for

Invesco Advisers, Inc.

I.1.       PROXY POLICIES AND PROCEDURES – INVESCO ADVISERS

Applicable to	All Advisory Clients, including the Invesco Funds
Risk Addressed by Policy	Breach of fiduciary duty to client under Investment Advisers Act of 1940 by placing Invesco personal interests ahead of client’s best interests in voting proxies
Relevant Law and Other Sources	Investment Advisers Act of 1940
Last ☑ Reviewed ☐ Revised by Compliance for Accuracy	October 6, 2015
Policy/Procedure Owner	US Compliance, Invesco US Proxy Advisory Committee, and Legal
Policy Approver	Invesco Advisers, Inc., Invesco Funds Board
Approved/Adopted Date	October 20-21, 2015

The following policies and procedures apply to all institutional and retail funds and accounts that have explicitly authorized Invesco Advisers, Inc. to vote proxies associated with securities held on their behalf (collectively, “Clients”).

A. GUIDING PRINCIPLES

Public companies hold meetings for shareholders, during which important issues, such as appointments to the company’s board of directors, executive compensation, and the selection of auditors, are addressed and, where applicable, voted on by shareholders. Proxy voting gives shareholders the opportunity to vote on issues that impact a company’s operations and policies without attending the meetings.

Invesco views proxy voting as an integral part of its investment management responsibilities and believes that the right to vote proxies should be managed with the same high standards of care and fiduciary duty to its Clients as all other elements of the investment process. Invesco’s proxy voting philosophy, governance structure and process are designed to ensure that proxy votes are cast in accordance with Clients’ best interests, which Invesco interprets to mean Clients’ best economic interests, and Invesco’s established proxy voting policies and procedures.

The primary aim of Invesco’s proxy policies is to encourage a culture of performance among the companies in which Invesco invests on behalf of Clients, rather than one of mere conformance with a prescriptive set of rules and constraints. Rigid adherence to a checklist approach to corporate governance issues is, in itself, unlikely to maximize shareholder value.

The proxy voting process at Invesco, which is driven by investment professionals, focuses on the following

•

maximizing long-term value for Clients and protecting Clients’ rights and promoting governance structures and practices that reinforce the accountability of corporate management and boards of directors to shareholders;

•

reflecting Invesco’s belief that environmental, social and corporate governance proposals can influence long-term shareholder value and should be voted in a manner where such long-term shareholder value is maximized; and

•	addressing potential conflicts of interest that may arise from time to time in the proxy voting process.

B. OPERATING PROCEDURES AND RESPONSIBLE PARTIES

Proxy Administration – In General

Guided by its philosophy that proxy voting is an asset that is to be managed by each investment team, consistent with that team’s view as to the best economic interest of Clients, Invesco has created the Invesco US Proxy Advisory Committee (“IUPAC”). The IUPAC is an investments-driven committee comprised of representatives from each investment management team and Invesco’s Head of Proxy Administration. IUPAC provides a forum for investment teams to monitor, understand and discuss key proxy issues and voting trends within the Invesco complex. Absent a conflict of interest, the IUPAC representative for each investment team, in consultation with his or her team, is responsible for voting proxies for the securities the team manages. In addition to IUPAC, the Invesco mutual fund board of trustees provides oversight of the proxy process through quarterly reporting and an annual in-person presentation by the Head of Proxy Administration. IUPAC and Invesco’s proxy administration team, compliance and legal teams regularly communicate and review Invesco’s proxy policies and procedures to ensure that they remain consistent with Clients’ best interests, regulatory requirements, governance trends and industry best practices.

Use of Third Party Proxy Advisory Services

Representatives of the IUPAC have direct access to third party proxy advisory analyses and recommendations (currently provided by Glass Lewis (“GL”) and Institutional Shareholder Services, Inc. (“ISS”)), among other research tools, and use the information gleaned from those sources to make independent voting decisions.

Invesco’s proxy administration team performs extensive initial and ongoing due diligence on the proxy advisory firms that it engages. When deemed appropriate, representatives from the firms are asked to deliver updates directly to the mutual fund board of trustees. IUPAC conducts semi-annual, in-person policy roundtables with key heads of research from ISS and GL to ensure transparency, dialogue and engagement with the firms. These meetings provide Invesco with an opportunity to assess the firms’ capabilities, conflicts of interest and service levels, as well as provide investment professionals with direct insight into the advisory firms’ stances on key governance and proxy topics and their policy framework/methodologies. Invesco’s proxy administration team also reviews the annual SSAE 16 reports for, and the periodic proxy guideline updates published by, each proxy advisory firm to ensure that their guidelines remain consistent with Invesco’s policies and procedures. Furthermore, each proxy advisory firm completes an annual due diligence questionnaire submitted by Invesco, and Invesco conducts on-site due diligence at each firm, in part to discuss their responses to the questionnaire.

If Invesco becomes aware of any material inaccuracies in the information provided by ISS or GL, Invesco’s proxy administration team will investigate the matter to determine the cause, evaluate the adequacy of the proxy advisory firm’s control structure and assess the efficacy of the measures instituted to prevent further errors.

ISS and GL provide updates to previously issued proxy reports when necessary to incorporate newly available information or to correct factual errors. ISS also has a Feedback Review Board, which provides a mechanism for stakeholders to communicate with ISS about issues related to proxy voting and policy formulation, research, and the accuracy of data contained in ISS reports.

Proxy Voting Platform and Administration

Invesco maintains a proprietary global proxy administration platform, supported by the Head of Proxy Administration and a dedicated team of internal proxy specialists. The platform streamlines the proxy voting and ballot reconciliation processes, as well as related functions such as share blocking and issuer/shareholder engagement. Invesco believes that managing these processes internally, as opposed to relying on third parties, gives Invesco greater quality control, oversight and independence in the proxy administration process.

The platform also includes advanced global reporting and record-keeping capabilities regarding proxy matters (including reporting by business unit, issuer or issue) that enable Invesco to satisfy client, regulatory and management requirements. Historical proxy voting information, including commentary by investment professionals regarding the votes they cast, is stored in order to build institutional knowledge over time across the Invesco complex with respect to individual companies and proxy issues. Investment professionals also use the platform to access third-party proxy research.

C. Proxy Voting Guidelines (the “Guidelines”)

The following guidelines describe Invesco’s general positions with regard to various common proxy issues. The guidelines are not intended to be exhaustive or prescriptive. As noted above, Invesco’s proxy process is investor-driven, and each investment team retains ultimate discretion to vote proxies in the manner they deem to be the most appropriate, consistent with the proxy voting principles and philosophy discussed above. Individual proxy votes therefore will differ from these guidelines from time to time.

I.	Corporate Governance

Management teams of companies are accountable to the boards of directors and directors of publicly held companies are accountable to shareholders. Invesco endeavors to vote the proxies of companies in a manner that will reinforce the notion of a board’s accountability. Consequently, Invesco generally votes against any actions that would impair the rights of shareholders or would reduce shareholders’ influence over the board.

The following are specific voting issues that illustrate how Invesco applies this principle of accountability.

•

Elections of directors In uncontested director elections for companies that do not have a controlling shareholder, Invesco generally votes in favor of slates if they are comprised of at least a majority of independent directors and if the boards’ key committees are fully independent. Key committees include the audit, compensation and governance or nominating Committees. Invesco’s standard of independence excludes directors who, in addition to the directorship, have any material business or family relationships with the companies they serve. Contested director elections are evaluated on a case-by-case basis.

•

Director performance Invesco generally withholds votes from directors who exhibit a lack of accountability to shareholders, either through their level of attendance at meetings or by adopting or approving egregious corporate-governance or other policies. In cases of material financial restatements, accounting fraud, habitually late filings, adopting shareholder rights plan (“poison pills”) without shareholder approval, or other areas of poor performance, Invesco may withhold votes from some or all of a company’s directors. In situations where directors’ performance is a concern, Invesco may also support shareholder proposals to take corrective actions, such as so-called “clawback” provisions.

•

Auditors and Audit Committee members Invesco believes a company’s audit committee has a high degree of responsibility to shareholders in matters of financial disclosure, integrity of the financial statements and effectiveness of a company’s internal controls. Independence, experience and financial expertise are critical elements of a well-functioning audit committee. When electing directors who are members of a company’s audit committee, or when ratifying a company’s auditors, Invesco considers the past performance of the committee and holds its members accountable for the quality of the company’s financial statements and reports.

•

Majority standard in director elections The right to elect directors is the single most important mechanism shareholders have to promote accountability. Invesco supports the nascent effort to reform the U.S. convention of electing directors, and generally votes in favor of proposals to elect directors by a majority vote.

•

Staggered Boards/Annual Election of Directors Invesco generally supports proposals to elect each director annually rather than electing directors to staggered multi-year terms because annual elections increase a board’s level of accountability to its shareholders.

•

Supermajority voting requirements Unless required by law in the state of incorporation, Invesco generally votes against actions that would impose any supermajority voting requirement, and generally supports actions to dismantle existing supermajority requirements.

•	Responsiveness of Directors Invesco generally withholds votes for directors who do not adequately respond to shareholder proposals that were approved by a majority of votes cast the prior year.

•

Cumulative voting The practice of cumulative voting can enable minority shareholders to have representation on a company’s board. Invesco generally supports proposals to institute the practice of cumulative voting at companies whose overall corporate-governance standards indicate a particular need to protect the interests of minority shareholders.

•

Proxy access Invesco generally supports shareholders’ nominations of directors in the proxy statement and ballot because it increases the accountability of the board to shareholders. Invesco will generally consider the proposed minimum period of ownership (e.g., three years), minimum ownership percentage (e.g., three percent), limitations on a proponent’s ability to aggregate holdings with other shareholders and the maximum percentage of directors who can be nominated when determining how to vote on proxy access proposals.

•

Shareholder access On business matters with potential financial consequences, Invesco generally votes in favor of proposals that would increase shareholders’ opportunities to express their views to boards of directors, proposals that would lower barriers to shareholder action and proposals to promote the adoption of generally accepted best practices in corporate governance. Furthermore, Invesco generally votes for shareholder proposals that are designed to protect shareholder rights if a company’s corporate governance standards indicate that such additional protections are warranted.

•

Exclusive Forum Invesco generally supports proposals that would designate a specific jurisdiction in company bylaws as the exclusive venue for certain types of shareholder lawsuits in order to reduce costs arising out of multijurisdictional litigation.

II.	Compensation and Incentives

Invesco believes properly constructed compensation plans that include equity ownership are effective in creating incentives that induce management and employees of companies to create greater shareholder wealth. Invesco generally supports equity compensation plans that promote the proper alignment of incentives with shareholders’ long-term interests, and generally votes against plans that are overly dilutive to existing shareholders, plans that contain objectionable structural features, and plans that appear likely to reduce the value of the Client’s investment.

Following are specific voting issues that illustrate how Invesco evaluates incentive plans.

•

Executive compensation Invesco evaluates executive compensation plans within the context of the company’s performance under the executives’ tenure. Invesco believes independent compensation committees are best positioned to craft executive-compensation plans that are suitable for their company-specific circumstances. Invesco views the election of independent compensation committee members as the appropriate mechanism for shareholders to express their approval or disapproval of a company’s compensation practices. Therefore, Invesco generally does not support shareholder proposals to limit or eliminate certain forms of executive compensation. In the interest of reinforcing the notion of a compensation committee’s accountability to shareholders, Invesco generally supports proposals requesting that companies subject each year’s compensation record to an advisory shareholder vote, or so-called “say on pay” proposals.

•

Equity-based compensation plans Invesco generally votes against plans that contain structural features that would impair the alignment of incentives between shareholders and management. Such features include the ability to reprice or reload options without shareholder approval, the ability to issue options below the stock’s current market price, or the ability automatically to replenish shares without shareholder approval.

•

Employee stock-purchase plans Invesco generally supports employee stock-purchase plans that are reasonably designed to provide proper incentives to a broad base of employees, provided that the price at which employees may acquire stock is at most a 15 percent discount from the market price.

•

Severance agreements Invesco generally votes in favor of proposals requiring advisory shareholder ratification of executives’ severance agreements. However, Invesco generally opposes proposals requiring such agreements to be ratified by shareholders in advance of their adoption. Given the vast differences that may occur in these agreements, some severance agreements are evaluated on an individual basis.

III.	Capitalization

Examples of management proposals related to a company’s capital structure include authorizing or issuing additional equity capital, repurchasing outstanding stock, or enacting a stock split or reverse stock split. On requests for additional capital stock, Invesco analyzes the company’s stated reasons for the request. Except where the request could adversely affect the Client’s ownership stake or voting rights, Invesco generally supports a board’s decisions on its needs for additional capital stock. Some capitalization proposals require a case-by-case analysis. Examples of such proposals include authorizing common or preferred stock with special voting rights, or issuing additional stock in connection with an acquisition.

IV.	Mergers, Acquisitions and Other Corporate Actions

Issuers occasionally require shareholder approval to engage in certain corporate actions such as mergers, acquisitions, name changes, dissolutions, reorganizations, divestitures and reincorporations and the votes for these types of corporate actions are generally determined on a case-by-case basis.

V.	Anti-Takeover Measures

Practices designed to protect a company from unsolicited bids can adversely affect shareholder value and voting rights, and they potentially create conflicts of interests among directors, management and shareholders. Except under special issuer-specific circumstances, Invesco generally votes to reduce or eliminate such measures. These measures include adopting or renewing “poison pills”, requiring supermajority voting on certain corporate actions, classifying the election of directors instead of electing each director to an annual term, or creating separate classes of common or preferred stock with special voting rights. Invesco generally votes against management proposals to impose these types of measures, and generally votes for shareholder proposals designed to reduce such measures. Invesco generally supports shareholder proposals directing companies to subject their anti-takeover provisions to a shareholder vote.

VI.	Environmental, Social and Corporate Responsibility Issues

Invesco believes that a company’s response to environmental, social and corporate responsibility issues and the risks attendant to them can have a significant effect on its long-term shareholder value. Invesco recognizes that to manage a corporation effectively, directors and management must consider not only the interest of shareholders, but also the interests of employees, customers, suppliers and creditors, among others. While Invesco generally affords management discretion with respect to the operation of a company’s business, Invesco will evaluate such proposals on a case-by-case basis and will vote proposals relating to these issues in a manner intended to maximize long-term shareholder value.

VII.	Routine Business Matters

Routine business matters rarely have the potential to have a material effect on the economic prospects of Clients’ holdings, so Invesco generally supports a board’s discretion on these items. However, Invesco generally votes against proposals where there is insufficient information to make a decision about the nature of the proposal. Similarly, Invesco generally votes against proposals to conduct other unidentified business at shareholder meetings.

D.	EXCEPTIONS

Client Maintains Right to Vote Proxies

In the case of institutional or sub-advised Clients, Invesco will vote the proxies in accordance with these Guidelines unless the Client retains, in writing, the right to vote or the named fiduciary of a Client (e.g., the plan sponsor of an ERISA Client) retains in writing the right to direct the plan trustee or a third party to vote proxies.

Voting for Certain Investment Strategies

For proxies held by certain Client accounts managed in accordance with fixed income, money market and index strategies, Invesco will typically vote in line with the majority of the rest of the shares voted by Invesco outside of those strategies (“Majority Voting”). In this manner Invesco seeks to leverage the expertise and comprehensive proxy voting reviews conducted by teams employing active equity strategies, which typically incorporate analysis of proxy issues as a core component of the investment process. Portfolio managers for accounts employing Majority Voting still retain full discretion to override Majority Voting and to vote the shares as they determine to be in the best interest of Clients, absent certain types of conflicts of interest, which are discussed elsewhere in these policies and procedures.

For cash sweep investment vehicles selected by a Client but for which Invesco has proxy voting authority over the account and where no other Invesco client holds the same securities, Invesco will vote proxies based on ISS recommendations.

Proxy Constraints

In certain circumstances, Invesco may refrain from voting where the economic or other opportunity cost of voting a company’s proxy exceeds any anticipated benefits of that proxy proposal. In addition, there may be instances in which Invesco is unable to vote all of its Clients’ proxies despite using commercially reasonable efforts to do so. Particular examples of such instances include, but are not limited to, the following:

•

When securities are participating in an Invesco securities lending program, Invesco determines whether to terminate the loan by weighing the benefit to the Client of voting a particular proxy versus the revenue lost by terminating the loan and recalling the securities.

•

In some countries the exercise of voting rights requires the Client to submit to “share-blocking.” Invesco generally refrains from voting proxies in share-blocking countries unless the portfolio manager determines that the benefit to the Client(s) of voting a specific proxy outweighs the Client’s temporary inability to sell the security.

•	An inability to receive proxy materials from our Clients’ custodians with sufficient time and information to make an informed voting decision.

•

Some non-U.S. companies require a representative to attend meetings in person in order to vote a proxy. In such cases, Invesco may determine that the costs of sending a representative or signing a power-of-attorney outweigh the benefit of voting a particular proxy.

In the great majority of instances Invesco is able to vote U.S. and non-U.S. proxies successfully. It is important to note that Invesco makes voting decisions for non-U.S. issuers using these Guidelines as its framework, but also takes into account the corporate governance standards, regulatory environment and generally reasonable and governance-minded practices of the local market.

E.	Resolving potential conflicts of interest

Firm Level Conflicts of Interest

A potential conflict of interest arises when Invesco votes a proxy for an issuer with which it also maintains a material business relationship. Examples could include issuers that are distributors of Invesco’s products, or issuers that employ Invesco to manage portions of their retirement plans or treasury accounts. Invesco’s proxy administration team maintains a list of all issuers for which a conflict of interest exists.

If the proposal that gives rise to the potential conflict is specifically addressed by the Guidelines, Invesco generally will vote the proxy in accordance therewith. Otherwise, based on a majority vote of its members, IUPAC will vote the proxy.

Because the Guidelines are pre-determined and crafted to be in the best economic interest of Clients, applying the Guidelines to vote Client proxies should, in most instances, adequately resolve any potential conflict of interest. As an additional safeguard against potential conflicts, persons from Invesco’s marketing, distribution and other customer-facing functions are not members of IUPAC.

Voting of Proxies Related to Invesco Ltd. In order to avoid any appearance of a conflict of interest, Invesco will not vote proxies issued by, or related to matters involving, Invesco Ltd. that may be held by Clients from time to time.

Personal Conflicts of Interest If any member of IUPAC has a personal conflict of interest with respect to a company or an issue presented for voting, that IUPAC member will inform IUPAC of such conflict and will abstain from voting on that company or issue. All IUPAC members shall sign an annual conflicts of interest memorandum.

Funds of Funds Some Invesco Funds offering diversified asset allocation within one investment vehicle own shares in other Invesco Funds. A potential conflict of interest could arise if an underlying Invesco Fund has a shareholder meeting with any proxy issues to be voted on, because Invesco’s asset-allocation funds or target-maturity funds may be large shareholders of the underlying fund. In order to avoid any potential for a conflict, the asset-allocation funds and target maturity funds vote their shares in the same proportion as the votes of the external shareholders of the underlying fund.

F. RECORDKEEPING

Invesco’s proxy administration team will be responsible for all Proxy Voting record keeping.

G.	Policies and Vote Disclosure

A copy of these Guidelines and the voting record of each Invesco Retail Fund are available on Invesco’s web site, www.invesco.com. In accordance with Securities and Exchange Commission regulations, all Invesco Funds file a record of all proxy-voting activity for the prior 12 months ending June 30th. That filing is made on or before August 31st of each year. In the case of institutional and sub-advised Clients, Clients may contact their client service representative to request information about how Invesco voted proxies on their behalf. Absent specific contractual guidelines, such requests may be made on a semi-annual basis.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

The following individuals are jointly and primarily responsible for the day-to-day management of the Trust:

•	Darren Hughes, Portfolio Manager, who has been responsible for the Trust since 2010 and has been associated with Invesco and/or its affiliates since 1992.

•	Scott Roberts, Portfolio Manager, who has been responsible for the Trust since 2010 and has been associated with Invesco and/or its affiliates since 2000.

Portfolio Manager Fund Holdings and Information on Other Managed Accounts

Invesco’s portfolio managers develop investment models which are used in connection with the management of certain Invesco Funds as well as other mutual funds for which Invesco or an affiliate acts as sub-adviser, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals. The ‘Investments’ chart reflects the portfolio managers’ investments in the Funds that they manage. Accounts are grouped into three categories: (i) investments in the Fund’s shares beneficially owned by a portfolio manager, as determined in accordance with Rule 16a-1(a) (2) under the Securities Exchange Act of 1934, as amended (beneficial ownership includes ownership by a portfolio manager’s immediate family members sharing the same household); (ii) investments made either directly or through a deferred compensation or similar plan in Invesco pooled investment vehicles with the same or similar objectives and strategies as the Fund; and (iii) total investments made in any Invesco Fund or Invesco pooled investment vehicle. The ‘Assets Managed’ chart reflects information regarding accounts other than the Funds for which each portfolio manager has day-to-day management responsibilities. Accounts are grouped into three categories: (i) other registered investment companies; (ii) other pooled investment vehicles; and (iii) other accounts. To the extent that any of these accounts pay advisory fees that are based on account performance (performance-based fees), information on those accounts is specifically noted. In addition, any assets denominated in foreign currencies have been converted into U.S. dollars using the exchange rates as of the applicable date.

Investments

The following information is as of February 29, 2016 (unless otherwise noted):

Portfolio Manager	Dollar Range of Investments in each Fund	Dollar Range of Investments in Invesco pooled investment vehicles	Dollar Range of all Investments in Funds and Invesco pooled investment vehicles
Invesco High Income Trust II
Darren Hughes	None	N/A	Over $1,000,000
Scott Roberts	$100,001-$500,000	N/A	Over $1,000,000

Assets Managed

The following information is as of February 29, 2016 (unless otherwise noted):

Portfolio Manager	Other Registered Investment Companies Managed		Other Pooled Investment Vehicles Managed		Other Accounts Managed
	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)
Invesco High Income Trust II
Darren Hughes	8	$2,071.6	4	$946.2	None	None
Scott Roberts	7	$2,055.3	4	$946.2	None	None

Potential Conflicts of Interest

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one Fund or other account. More specifically, portfolio managers who manage multiple Funds and/or other accounts may be presented with one or more of the following potential conflicts:

➢

The management of multiple Funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each Fund and/or other account. The Adviser and each Sub-Adviser seek to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the Funds.

➢

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one Fund or other account, a Fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible Funds and other accounts. To deal with these situations, the Adviser, each Sub-Adviser and the Funds have adopted procedures for allocating portfolio transactions across multiple accounts.

➢

The Adviser and each Sub-Adviser determine which broker to use to execute each order for securities transactions for the Funds, consistent with its duty to seek best execution of the transaction. However, for certain other accounts (such as mutual funds for which Invesco or an affiliate acts as sub-adviser, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals), the Adviser and each Sub-Adviser may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, trades for a Fund in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of the Fund or other account(s) involved.

➢

Finally, the appearance of a conflict of interest may arise where the Adviser or Sub-Adviser has an incentive, such as a performance-based management fee, which relates to the management of one Fund or account but not all Funds and accounts for which a portfolio manager has day-to-day management responsibilities.

The Adviser, each Sub-Adviser, and the Funds have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Description of Compensation Structure

For the Adviser and each affiliated Sub-Adviser

The Adviser and each Sub-Adviser seek to maintain a compensation program that is competitively positioned to attract and retain high-caliber investment professionals. Portfolio managers receive a base salary, an incentive bonus opportunity and an equity compensation opportunity. Portfolio manager compensation is reviewed and may be modified each year as appropriate to reflect changes in the market, as well as to adjust the factors used to determine bonuses to promote competitive Fund performance. The Adviser and each Sub-Adviser evaluate competitive market compensation by reviewing compensation survey results conducted by an independent third party of investment industry compensation. Each portfolio manager’s compensation consists of the following three elements:

Base Salary. Each portfolio manager is paid a base salary. In setting the base salary, the Adviser and each Sub-Adviser’s intention is to be competitive in light of the particular portfolio manager’s experience and responsibilities.

Annual Bonus. The portfolio managers are eligible, along with other employees of the Adviser and each Sub-Adviser, to participate in a discretionary year-end bonus pool. The Compensation Committee of Invesco Ltd. reviews and approves the amount of the bonus pool available considering investment performance and financial results in its review. In addition, while having no direct impact on individual bonuses, assets under management are considered when determining the starting bonus funding levels. Each portfolio manager is eligible to receive an annual cash bonus which is based on quantitative (i.e. investment performance) and non-quantitative factors (which may include, but are not limited to, individual performance, risk management and teamwork).

Each portfolio manager’s compensation is linked to the pre-tax investment performance of the Funds/accounts managed by the portfolio manager as described in Table 1 below.

Table 1

Sub-Adviser	Performance time period[1]
Invesco [2] Invesco Deutschland Invesco Hong Kong[2] Invesco Asset Management	One-, Three- and Five-year performance against Fund peer group
Invesco- U.S. Real Estate Division2,[3] Invesco Senior Secured2, [4]	Not applicable
Invesco Canada[2]	One-year performance against Fund peer group

[1]	Rolling time periods based on calendar year-end.
[2]	Portfolio Managers may be granted an annual deferral award that vests on a pro-rata basis over a four year period and final payments are based on the performance of eligible Funds selected by the portfolio manager at the time the award is granted.
[3]	Portfolio Managers for Invesco Global Infrastructure Fund, Invesco Global Real Estate Fund, Invesco MLP Fund, Invesco Real Estate Fund, Invesco Global Real Estate Income Fund and Invesco V.I. Global Real Estate Fund base their bonus on new operating profits of the U.S. Real Estate Division of Invesco.
[4]	Invesco Senior Secured’s bonus is based on annual measures of equity return and standard tests of collateralization performance.

Three- and Five-year performance against entire universe of Canadian funds
Invesco Japan[5]	One-, Three- and Five-year performance
Invesco PowerShares[6]	Not applicable

High investment performance (against applicable peer group and/or benchmarks) would deliver compensation generally associated with top pay in the industry (determined by reference to the third-party provided compensation survey information) and poor investment performance (versus applicable peer group) would result in low bonus compared to the applicable peer group or no bonus at all. These decisions are reviewed and approved collectively by senior leadership which has responsibility for executing the compensation approach across the organization.

With respect to Invesco PowerShares, there is no policy regarding, or agreement with, the Portfolio Managers or any other senior executive of the Adviser to receive bonuses or any other compensation in connection with the performance of any of the accounts managed by the Portfolio Managers.

[5]	Portfolio Managers for Invesco Pacific Growth Fund’s compensation is based on the one-, three- and five-year performance against the appropriate Micropol benchmark.
[6]	Portfolio Managers for Invesco PowerShares base their bonus on Invesco results as well as growth in net operating profits of Invesco PowerShares.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	As of February 12, 2016, an evaluation was performed under the supervision and with the participation of the officers of the Registrant, including the PEO and PFO, to assess the effectiveness of the Registrant’s disclosure controls and procedures, as that term is defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”), as amended. Based on that evaluation, the Registrant’s officers, including the PEO and PFO, concluded that, as February 12, 2016, the Registrant’s disclosure controls and procedures were reasonably designed to ensure: (1) that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information relating to the Registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

(b)	There have been no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

12(a) (1)	Code of Ethics.

12(a) (2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

12(a) (3)	Not applicable.

12(b)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:    Invesco High Income Trust II

By:	/s/ Sheri Morris
Sheri Morris
Principal Executive Officer

Date:	May 12, 2016

Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Sheri Morris
Sheri Morris
Principal Executive Officer

Date:	May 12, 2016

By:	/s/ Kelli Gallegos
Kelli Gallegos
Principal Financial Officer

Date:	May 12, 2016

EXHIBIT INDEX

12(a) (1)	Code of Ethics.

12(a) (2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

12(a) (3)	Not applicable.

12(b)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.